                                                                   Exhibit 10.12
================================================================================
                              GE CAPITAL AUSTRALIA
                                 ACN 008 562 534


                         GE CAPITAL FINANCE PTY LIMITED
                                 ACN 075 554 175
                           (COLLECTIVELY, THE LENDER)

                       NATIONAL FLEET NETWORK PTY LIMITED
                                 ACN 094 802 141
                                    (COMPANY)

                          NMHG DISTRIBUTION PTY LIMITED
                                 ACN 053 370 291
                                   (GUARANTOR)

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                              A$ FACILITY AGREEMENT
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================================================================================

================================================================================



CONTENTS


       GENERAL TERMS.......................................................... 9


       INTERPRETATION......................................................... 9

1.     THE FACILITY........................................................... 9

       THE FACILITY........................................................... 9

       CONDITIONS PRECEDENT TO THE FACILITY................................... 9

       FURTHER CONDITION PRECEDENT TO THE FACILITY............................ 9

2A.    USING THE OPERATING LEASE FACILITY.....................................10


2B.    [INTENTIONALLY OMITTED]................................................10


2C.    USING THE REVOLVING LOAN FACILITY......................................10

       DRAWINGS...............................................................10

       REQUESTING A DRAWING...................................................10

       EFFECT OF A DRAWDOWN NOTICE............................................10

       CONDITIONS TO FIRST DRAWING............................................10

       CONDITIONS TO ALL DRAWINGS.............................................11

       BENEFIT OF CONDITIONS..................................................11


3.     AVAILABILITY REVOLVING LOAN FACILITY LIMIT.............................11


4.     INTEREST ON REVOLVING LOAN FACILITY....................................11

       INTERPRETATION.........................................................11

       INTEREST CHARGES.......................................................11

       INTEREST PAYMENT.......................................................12


5.     PAYMENTS...............................................................12

       REPAYMENT..............................................................12

       PREPAYMENT.............................................................12

       MANNER OF PAYMENT......................................................12

       PAYMENT APPLICATION....................................................12

       CONVERSION OF CURRENCY.................................................12

       APPLICATION OF PAYMENTS................................................13


6.     CANCELLATION...........................................................13


7.     FEES  .................................................................13

       FEES...................................................................13


8.     LOAN ACCOUNT...........................................................14

9.     WITHHOLDING TAX........................................................14

       PAYMENTS TO THE LENDER.................................................14


10.    COMPENSATION FOR CHANGED CIRCUMSTANCES.................................15

       COMPENSATION...........................................................15

       CALCULATION IN REASONABLE DETAIL.......................................15


11.    ILLEGALITY OR IMPOSSIBILITY............................................15

       RIGHT TO SUSPEND OR CANCEL.............................................15

       EXTENT AND DURATION....................................................16

       NOTICE REQUIRING REPAYMENT.............................................16

       FEES...................................................................16


12.    REPRESENTATIONS AND WARRANTIES.........................................16

       REPRESENTATIONS AND WARRANTIES.........................................16

       CONTINUATION AND REPETITION OF REPRESENTATIONS AND WARRANTIES..........20


13.    UNDERTAKINGS...........................................................21

       GENERAL UNDERTAKINGS...................................................21

       FINANCIAL UNDERTAKINGS.................................................25

       NEGATIVE COVENANTS.....................................................26

       FINANCIAL REPORTING....................................................28

       OTHER REPORTS..........................................................29


14.    OTHER RIGHTS OF THE COMPANY............................................30


15.    EVENTS OF DEFAULT AND REVIEW EVENT.....................................30

       EVENTS OF DEFAULT......................................................30

       CONSEQUENCES OF DEFAULT................................................33

       EFFECT OF AN EVENT OF DEFAULT..........................................33

       REVIEW EVENT...........................................................34


16.    COSTS AND INDEMNITIES..................................................34

       REIMBURSEMENT AND INDEMNITY............................................34

       OTHER LOSS.............................................................35

       ITEMS INCLUDED IN LOSS, LIABILITY AND COSTS............................36

       PAYMENT OF LOSSES......................................................36

       CURRENCY CONVERSION ON JUDGMENT DEBT...................................36

       CERTIFICATE BY GE SYNDICATION..........................................37


17A.   INTEREST ON OVERDUE AMOUNTS............................................37

       OBLIGATION TO PAY......................................................37

       COMPOUNDING............................................................37

       INTEREST FOLLOWING JUDGMENT............................................37

17B.   INSURANCE, RISK AND INDEMNITIES........................................38


18.    GUARANTEE AND INDEMNITY................................................40

       REQUEST AND CONSIDERATION..............................................40


19.    ATTORNEY...............................................................40

       APPOINTMENT OF ATTORNEY................................................40

       ATTORNEYS' POWERS......................................................40

       APPLICATION OF INSOLVENCY DIVIDENDS....................................40

       RIGHT OF PROOF LIMITED.................................................41


20.    DEALING WITH INTERESTS.................................................41

       NO DEALING BY COMPANY..................................................41

       DEALINGS BY THE LENDER.................................................41

       NO SET-OFF AGAINST ASSIGNEES...........................................43


21.    NOTICES................................................................43

       FORM...................................................................43

       DELIVERY...............................................................43

       WHEN EFFECTIVE.........................................................43

       DEEMED RECEIPT - POSTAL................................................43

       DEEMED RECEIPT - FACSIMILE.............................................43


22.    GENERAL................................................................44

       SET-OFF................................................................44

       SUSPENSE ACCOUNT.......................................................44

       CERTIFICATES...........................................................44

       PROMPT PERFORMANCE.....................................................44

       DISCRETION IN EXERCISING RIGHTS........................................44

       CONSENTS...............................................................44

       PARTIAL EXERCISING OF RIGHTS...........................................44

       NO LIABILITY FOR LOSS..................................................45

       CONFLICT OF INTEREST...................................................45

       REMEDIES CUMULATIVE....................................................45

       RIGHTS AND OBLIGATIONS ARE UNAFFECTED..................................45

       INDEMNITIES............................................................45

       VARIATION AND WAIVER...................................................45

       CONFIDENTIALITY........................................................45

       FURTHER STEPS..........................................................46

       INCONSISTENT LAW.......................................................46

       SUPERVENING LEGISLATION................................................46

       TIME OF THE ESSENCE....................................................46

       APPLICABLE LAW.........................................................46

       SERVING DOCUMENTS......................................................46

       ADVERTISING............................................................46

       COUNTERPARTS...........................................................47

       SEVERANCE..............................................................47


23.    INTERPRETATION.........................................................47

       MEANINGS...............................................................47

       REFERENCES TO CERTAIN GENERAL TERMS....................................63

       NUMBER AND HEADINGS....................................................64

       HEADINGS...............................................................64

       BUSINESS DAYS..........................................................64


SCHEDULE 1 - CONDITIONS PRECEDENT (CLAUSE 2.4)................................65


SCHEDULE 2 - INITIAL DRAWDOWN NOTICE (CLAUSE 2.2).............................69


SCHEDULE 3 - BORROWING BASE CERTIFICATE.......................................70


SCHEDULE 4 - EXCLUSIONARY CRITERIA............................................71


SCHEDULE 5 - [INTENTIONALLY OMITTED]..........................................73


SCHEDULE 6 - DISCLOSURES......................................................74


SCHEDULE 7 - GUARANTEE AND INDEMNITY (CLAUSE 18.1)............................75

       GUARANTEE..............................................................75

       NATURE OF GUARANTEE....................................................75

       INDEMNITY..............................................................75

       REINSTATEMENT OF RIGHTS................................................75

       RIGHTS OF GE CAPITAL ARE PROTECTED.....................................76

       NO MERGER..............................................................76

       EXTENT OF GUARANTOR'S OBLIGATIONS......................................77

       GUARANTOR'S RIGHTS ARE SUSPENDED.......................................77

       CROSS GUARANTEE........................................................78


SCHEDULE 8 - FORM OF SUBSTITUTION CERTIFICATE.................................79


SIGNING PAGE..................................................................81

A$ FACILITY AGREEMENT
================================================================================


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PARTIES
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LENDER:


GE CAPITAL AUSTRALIA ACN 008 562 534 ("GE CAPITAL AUSTRALIA")
Level 5, 55 Hunter Street, Sydney NSW 2000
Facsimile No:  02 9338 4390

GE CAPITAL FINANCE PTY LIMITED ACN 075 554 175
Level 5, 55 Hunter Street
Sydney  NSW  2000
Facsimile No:  02 9338 4390
(individually and collectively, the "Lender" but, in the context of the revolving loan facility, "Lender" means GE Capital Finance Pty Limited and/or GE Capital Australia and, in the context of the operating lease facility, "Lender" means GE Capital Australia)

COMPANY:

NATIONAL FLEET NETWORK PTY LIMITED ACN 094 802 141
1 Bullecourt Avenue, Milperra, NSW 2214
Facsimile No: (02) 9772 6390



GUARANTOR:

NMHG DISTRIBUTION PTY LIMITED ACN 053 370 291
1 Bullecourt Avenue, Milperra, NSW 2214
Facsimile No:  (02) 9772 6390


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Facility Agreement     Page 6 of 83 Pages

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DETAILS
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FACILITIES                    (1) DESCRIPTION:

                              Revolving loan facility to be provided by GE
                              Capital Finance Pty Limited and/or GE Capital Australia.

                              REVOLVING LOAN FACILITY LIMIT:

                              A$5,000,000.

                              AVAILABILITY PERIOD:

                              5 years from the date of this agreement.

                              INTEREST RATE:

                              The index rate plus 2.75% per annum.

                              PURPOSE:

                              Working capital.

                              MATURITY DATE:

                              5 years from the date of this agreement.

                              (2) DESCRIPTION:

                              Operating lease facility to be provided by GE Capital Australia

                              OPERATING LEASE FACILITY LIMIT:

                              A$81,000,000

                              AVAILABILITY PERIOD:

                              7 years from the date of this agreement.

                              PURPOSE:

                              Funding the acquisition of the business.

                              Funding the acquisition of new equipment and used equipment acceptable to the Lender.

                              MATURITY DATE:

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Facility Agreement     Page 7 of 83 Pages

                              The seventh anniversary of the date of this
agreement.

                        TOTAL FACILITY LIMIT: $86,000,000
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FEES                          UNUSED FACILITY FEE:

                              0.5% per annum on the undrawn revolving loan facility limit on a daily balance - see clause 7.1(a)

                              MONITORING FEE:

                              A$100,000 per annum - see clause 7.1(b).

                              ESTABLISHMENT FEE:

                              A$1,290,000 on the date of the first drawdown under this agreement - see clause 7.1(c).

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Facility Agreement     Page 8 of 84 Pages

================================================================================
GENERAL TERMS

INTERPRETATION


Definitions of terms printed like this are at the end of these General Terms before the Schedules.

1.       THE FACILITY
================================================================================

THE FACILITY

1.1 Subject to this agreement, the Lender agrees to provide the company with the facility in Australian dollars of an amount not exceeding the total facility limit until the termination date. The parties agree that the facility includes:

         (a)      the revolving loan facility; and

         (b)      the operating lease facility.

         The total facility limit is an overall collective limit which includes the revolving loan facility limit and the operating lease facility limit as sub limits.

CONDITIONS PRECEDENT TO THE FACILITY

1.2 The obligations of the Lender under the transaction documents including the obligation to provide the facility is subject to and conditional upon the Lender being satisfied that it has received:

         (i)      the items listed in Schedule 1;

         (ii) any other information or document related to the transactions contemplated by the transaction documents which the Lender reasonably requests in relation to the company or the guarantor.

FURTHER CONDITION PRECEDENT TO THE FACILITY

1.3 The Lender need not provide any financial accommodation under any facility unless:

         (a) it is to be provided during the relevant availability period set out in the Details; and

         (b) providing the financial accommodation will not result in the total facility limit to be exceeded or the facility limit for each of the revolving loan facility and the operating lease facility to be exceeded; and

         (c) the Lender has received all authorisations necessary or required; and

         (d)      the representations and warranties in clause 12
                  ("Representations and warranties" and (in the case of the revolving loan facility only) the statements in the drawdown notice

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Facility Agreement     Page 9 of 83 Pages
                  are true, complete and not misleading at the date of the drawdown notice and at the drawdown date; and


         (e) no event of default has occurred (other than one which has either been waived by the Lender or remedied) and no event of default would result from the provision of the financial accommodation.

2A.      USING THE OPERATING LEASE FACILITY
================================================================================

         The company may request the lease of the equipment under the terms of the operating lease facility. GE Capital Australia's obligation to lease the equipment is subject to and conditional upon the conditions precedents referred to in clauses 1.2 and 1.3 being satisfied. Each of the company and the guarantor acknowledge and agree that should the company use the operating lease facility, it is bound by the terms and conditions of this agreement and the operating lease facility.

2B.      [Intentionally omitted]
================================================================================

         [Intentionally omitted.]

2C.      USING THE REVOLVING LOAN FACILITY
================================================================================


DRAWINGS

2.1 The company need not use the revolving loan facility. However, if the company wants to use the revolving loan facility, it may do so by one or more drawings.

REQUESTING A DRAWING

2.2 If the company wants a drawing, the company agrees to give a drawdown notice to the Lender by 11am on the business day it wants the drawing.

EFFECT OF A DRAWDOWN NOTICE

2.3 A drawdown notice is effective when the Lender actually receives it in legible form. An effective drawdown notice is irrevocable.

CONDITIONS TO FIRST DRAWING

2.4      Before the company requests the first drawing, the company must:

         (a) ensure that the Lender receives every item listed in Schedule 1 in form and substance satisfactory to the Lender; and

         (b) ensure that the Lender receives all other documents reasonably required by the Lender to verify the items in Schedule 1 in form and substance satisfactory to the Lender; and

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Facility Agreement     Page 10 of 83 Pages

         (c) allow a complete review and inspection of the receivables portfolio of the company to be conducted by the Lender and the Lender must confirm the review is acceptable to it.

2.5 The Lender is entitled to rely on the items in Schedule 1 and the information contained in them without further enquiry.

2.6 Any transaction document required to be certified must be certified by a secretary or a director of the relevant entity as being true, complete and correct as at the time of certification and at the date of this agreement.

2.7 The Lender agrees to notify the company as soon as practicable after the Lender is satisfied that the conditions to first drawing are satisfied.

CONDITIONS TO ALL DRAWINGS

2.8 The Lender need not provide any financial accommodation under any facility, unless clauses 1.2 and 1.3 are satisfied.


BENEFIT OF CONDITIONS

2.9 Each condition precedent to drawing is for the sole benefit of the Lender and may be waived or modified by the Lender.

3.       AVAILABILITY REVOLVING LOAN FACILITY LIMIT
================================================================================

3.1 The total of the current drawings at any time must not exceed the lesser of:

         (a)      revolving loan facility limit; and

         (b)      the aggregate borrowing base at that time.

3.2 If the total of the current drawings exceeds the limit set out in clause 3.1, the company agrees to immediately repay to the Lender so much of the current drawings equal to the excess.

4.       INTEREST ON REVOLVING LOAN FACILITY

================================================================================

INTERPRETATION

4.1      [Intentionally omitted].


INTEREST CHARGES

4.2 The company agrees to pay interest on the daily balance of each current drawing. The interest charge for each day is calculated by applying the interest rate to the daily balance of


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Facility Agreement     Page 11 of 83 Pages
         the current drawing on the basis of a 360 day year. The interest rate for any day will be determined on the first business day of the calendar month in which the day falls.

INTEREST PAYMENT

4.3 On each interest payment date the company agrees to pay the Lender the interest which has accrued from and including the first day of the calendar month of the preceding month up to and including the last day of that calendar month.

5.       PAYMENTS
================================================================================

REPAYMENT

5.1 The company agrees to pay within 5 business days of receipt all cash receipts, by way of deposit into a controlled account. To the extent not already paid, the company agrees to repay to the Lender the total of the current drawings on the maturity date for the revolving loan facility.


PREPAYMENT

5.2 The company may prepay a current drawing at any time. The facility limit for the revolving loan facility is not reduced by the amounts prepaid under this clause 5.2.


MANNER OF PAYMENT

5.3 Each obligor agrees to make payments payable by it under each transaction document to the Lender on the due date (or, if that is not a business day, on the next business day) in Australian dollars to an account in Australia in immediately available funds without set-off or counterclaim and without any deduction in respect of taxes (unless prohibited by law) into the account nominated by the Lender. The obligor satisfies a payment obligation only when the Lender receives the amount.


PAYMENT APPLICATION

5.4      [Intentionally omitted.]


CONVERSION OF CURRENCY

5.5 All payments by the obligors under this agreement must be made in Australian dollars. If the Lender receives an amount in a currency other than Australian dollars:

         (a) it may convert the amount received into Australian dollars (even though it may be necessary to convert through a third currency to do so) on the day and at the rates (including spot rate, same day value rate or value tomorrow rate) as it considers appropriate. It may deduct its usual costs in connection with the conversion; and

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Facility Agreement     Page 12 of 83 Pages

         (b) the obligor satisfies its obligation to pay in Australian dollars only to the extent of the amount of Australian dollars obtained from the conversion after deducting the costs of the conversion.

5.6 Where the Lender is obliged to make a payment under this agreement in a currency other than Australian dollars, the obligor must reimburse the Lender for that payment in Australian dollars unless the Lender specifies otherwise. For the purpose of calculating the amount payable in Australian dollars, the Lender may:

         (a) convert the amount payable into Australian dollars (even though it may be necessary to convert through a third currency to do so) on the day and at the rates (including spot rate, same day value rate or value tomorrow rate) as it considers appropriate. It may add its usual costs in connection with the conversion in calculating the amount payable; and

         (b) the obligor satisfies its obligation to make any payment under this agreement only to the extent that the moneys received by the Lender are sufficient to pay the liability in the other currency including the costs of the conversion to that currency.


APPLICATION OF PAYMENTS

5.7 While an event of default subsists, the Lender will apply amounts paid by the obligor or on its behalf and/or to the Lender from any controlled account, towards satisfying obligations under the revolving loan facility in the manner the Lender sees fit, unless the transaction documents expressly provide otherwise.

5.8      [Intentionally omitted].

6.       CANCELLATION
================================================================================

6.1 The company may cancel or terminate the revolving loan facility. It may do this if the company gives the Lender at least 20 business days notice in writing. Once given, the notice is irrevocable. When the cancellation or termination takes effect, the total of the current drawings and all other amounts payable or to become payable in the future under the revolving loan facility are immediately due and payable.

7.       FEES
================================================================================


FEES

7.1      The company agrees to pay the Lender:

         (a) the non-refundable unused facility fee on the undrawn revolving loan facility limit payable monthly in arrears on the first business day of each month and on the maturity date of the revolving loan facility, such fee to accrue on a daily basis;

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Facility Agreement     Page 13 of 83 Pages

         (b) the non-refundable monitoring fee calendar quarterly in arrears commencing on the last day of the calendar quarter that contains the first drawdown under any facility and expiring on (and also being payable on) the last day of the availability period applicable to the revolving loan facility, such fee to accrue on a daily basis;

         (c) the non-refundable establishment fee on the date of the first drawdown under any facility.

8.       LOAN ACCOUNT
================================================================================

8.1      The Lender agrees to maintain a loan account on its books to record:

         (a)      all current drawings;

         (b) all other amounts due and payable by the obligor to the Lender under the transaction documents including but not limited to interest, fees and amounts deemed to be current drawings;

         (c) all payments made by or on behalf of the obligor or by means of the locked box agreement or blocked account agreement; and

         (d) all other debits and credits as provided for in the transaction documents.

         The balance in the loan account is sufficient evidence of the amounts due and owing to the Lender by the obligors in the absence of error. However, a failure to record or an error in recording does not limit or otherwise affect an obligor's obligations under the transaction documents.

8.2 the Lender agrees to provide the company with a monthly statement of transactions for the facility. Unless the company notifies the Lender of any objection to any item in that statement (specifically describing the basis for the objection), within 60 days after the date of the statement, each item in the statement is (absent obvious error) prima facie evidence of the correctness of the item in the absence of error.

9.       WITHHOLDING TAX
================================================================================


PAYMENTS TO THE LENDER

9.1 If a law requires the obligor to deduct an amount in respect of taxes from a payment under any transaction document such that the Lender would not actually receive on the due date the full amount provided for under the transaction document, then:

         (a) the amount payable is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause 9.1, the Lender is entitled to receive (at the time the payment is due) the amount it would have received if no deductions had been required; and

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Facility Agreement     Page 14 of 83 Pages

         (b)      the obligor agrees to make the deductions; and

         (c) the obligor agrees to pay the amounts deducted to the relevant authority in accordance with applicable law and deliver the original receipts to the Lender.

10.      COMPENSATION FOR CHANGED CIRCUMSTANCES
================================================================================

COMPENSATION

10.1 The company agrees to compensate the Lender on demand if, any law or change in law taking effect after the date of this agreement, a change in any law's interpretation or application by an authority after the date of this agreement or compliance by the Lender or any of its related entities with any such law, changed law or changed interpretation or application directly:

         (a)      increases the cost of the facility to the Lender; or

         (b) reduces any amount received or receivable by the Lender, or its effective return, in connection with the facility; or

         (c) reduces the Lender's return on capital allocated to the facility, or its overall return on capital.

         Compensation need not be in the form of a lump sum and may be demanded as a series of payments. If the company so requests, the Lender will use reasonable endeavours to put in place revised arrangements (satisfactory to the Lender and the company) to avoid or minimise the increased costs or reduced receipt or return (as the case may be).

CALCULATION IN REASONABLE DETAIL

10.2 If the Lender makes a demand under clause 10.1, it agrees to provide the company with reasonably detailed calculations of how the amount demanded has been ascertained. However, nothing in this clause 10.2 obliges the Lender to provide details of its business or tax affairs which it considers in good faith to be confidential.

11.      ILLEGALITY OR IMPOSSIBILITY
================================================================================


RIGHT TO SUSPEND OR CANCEL

11.1     This clause 11 applies if:

         (a)      a change in a law; or

         (b) a change in the interpretation or administration of a law by an authority; or

         (c)      a new law taking effect after the date of this agreement,

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Facility Agreement     Page 15 of 83 Pages
         makes it (or will make it) illegal or impossible for the Lender to fund, provide, or continue to fund or provide, financial accommodation under the transaction documents. In these circumstances, the Lender, by giving a notice to the company, may suspend or cancel some or all of the Lender's obligations under this agreement as indicated in the notice.


EXTENT AND DURATION

11.2     The suspension or cancellation:

         (a) must apply only to the extent necessary to avoid the illegality or impossibility; and

         (b) in the case of suspension, may continue only for so long as the illegality or impossibility continues.


NOTICE REQUIRING REPAYMENT

11.3 If the illegality or impossibility relates to a current drawing, the Lender by giving a notice to the company, may require repayment of all or part of that current drawing. The company agrees to repay the amount specified within 5 business days after receiving the notice.

FEES

11.4     [Intentionally omitted.]

11.5 The unused facility fee is not payable by the company for that part of the facility that is cancelled or suspended under this clause, and provided no event of default has occurred or occurs, for the period of the suspension or cancellation.

12.      REPRESENTATIONS AND WARRANTIES
================================================================================


REPRESENTATIONS AND WARRANTIES

12.1 Each obligor (to the extent applicable) represents and warrants (except in relation to matters disclosed to the Lender by the company and accepted by the Lender in writing) that:

         (a) (INCORPORATION AND EXISTENCE) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

         (b) (POWER) it has power to enter into the transaction documents to which it is a party and observe its obligations under them; and

         (c) (AUTHORISATIONS) it has in full force and effect all authorisations necessary for it to enter into the transaction documents to which it is a party, to observe its obligations under them, to carry on its business and exercise its rights under them and to allow them to be enforced and such authorisations are valid and subsisting; and

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Facility Agreement     Page 16 of 83 Pages

         (d) (NO CONTRAVENTION OR EXCEEDING POWER) the transaction documents and the transactions under them which involve it do not contravene its constituent documents or any law or obligation or agreement by which it is bound or to which any of its assets are subject or cause a limitation on its powers or the powers of its directors to be exceeded; and

         (e) (OBLIGATIONS VALID, BINDING AND ENFORCEABLE) its obligations under the transaction documents are valid and binding and enforceable against it in accordance with their terms; and

         (f) (FILINGS) it is not necessary or desirable, to ensure that any transaction document is legal, valid, binding or admissible in evidence, that any transaction document or any other document be filed or registered with any government authority, other than registration of the fixed and floating charge at the Australian Securities and Investments Commission; and

         (g) (FINANCIAL STATEMENTS) its most recent audited or unaudited (as the case may be) financial statements and any other of its financial statements which it has given to the Lender are a true and fair statement of its financial position as at the date to which they are prepared, are prepared in accordance with the laws of Australia and (unless inconsistent with those laws) accounting standards and disclose or reflect all its actual and contingent liabilities as at that date, and there has been no change in its financial position since the date of those statements that is likely to have a material adverse effect; and

         (h) (CONSOLIDATED ACCOUNTS) the most recent audited consolidated financial statements of the reporting group are a true and fair statement of the reporting group's financial position as at the date to which they are prepared, are prepared in accordance with the laws of Australia and (unless inconsistent with those laws) accounting standards and disclose or reflect all the economic entity's actual and (in respect of the end of the financial year audited consolidated financial statements only) contingent liabilities as at that date, and there has been no change in its financial position since the date of those statements that is likely to have a material adverse effect; and

         (i) (EVENT OF DEFAULT) no event of default or potential event of default has occurred or continues unremedied; and

         (j) (DEFAULT UNDER LAW - MATERIAL ADVERSE EFFECT) neither it nor any of its subsidiaries is in default under a law or obligation affecting any of them or their assets in a way which is likely to have a material adverse effect; and

         (k) (LITIGATION) as far as it is aware, there is no pending or threatened proceeding affecting it or any of its subsidiaries or any of their assets before a court, governmental agency, commission or arbitrator except those in which a decision against it or the subsidiary (either alone or together with other decisions) would be insignificant; and all actual proceedings which seek damages in excess of $500,000 or injunctive relief or allege criminal misconduct of it or any of its subsidiaries have been disclosed to the Lender; and


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Facility Agreement     Page 17 of 83 Pages

         (l)      [Intentionally omitted.]

         (m)      [Intentionally omitted.]

         (n)      [Intentionally omitted.]

         (o) (EMPLOYMENT MATTERS) in the case of the company only, as far as it is aware, there are no pending or threatened strikes or other material employment disputes against it or any of its subsidiaries; and hours worked and payments made to its employees or the employees of any of its subsidiaries comply with all applicable laws and except as disclosed to the Lender set out in the disclosure statement neither it nor any of its subsidiaries is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement or any employment agreement, in each case involving more than $500,000 and except as disclosed to the Lender set out in the disclosure statement and there are no complaints or charges against it or any of its subsidiaries pending or, to its knowledge, threatened to be filed with any authority or arbitrator in connection with the employment or termination of employment by it or any of its subsidiaries of any individual which is likely to have a material adverse effect; and

         (p) (JOINT VENTURES, SUBSIDIARIES AND AFFILIATES) in the case of the company only, except disclosed to the Lender neither it nor any of its subsidiaries has any subsidiaries, is engaged in any joint venture or partnership, or is an affiliate of any other person; and

         (q) (CAPITAL STRUCTURE) all of its issued and outstanding share capital and the issued and outstanding share capital of any of its subsidiaries is owned by each of the persons and in the amounts disclosed to the Lender set out in the disclosure statement; and there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which it or any of its subsidiaries may be required to issue, sell, repurchase or redeem any of their share capital or other equity securities or any share capital or other equity securities of its subsidiaries; and

         (r) (INDEBTEDNESS) all of its indebtedness in excess of $500,000 (excluding indebtedness under this agreement) and the indebtedness in excess of $500,000 of each of its subsidiaries is described in the disclosure statement; and

         (s) (TAXES) in the case of the company only, all taxes (including taxes on overall net income of the company) which are due and payable by it and each of its subsidiaries have been paid or provision has been made for them to be paid, except where the amount of the tax is the subject of a good faith contest with the appropriate authority and meeting the requirements set out in clause 13.1 (k) and details of any of its tax returns or any tax return of its subsidiaries which are currently being audited are disclosed to the Lender along with any assessments or to its knowledge, threatened assessments in connection with those audits;; and

         (t) (BROKERS) in the case of the company only, no broker or finder acting on its behalf or on behalf of any of its subsidiaries brought about the obtaining or making of the facility other than as disclosed in writing to the Lender; and

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Facility Agreement     Page 18 of 83 Pages

         (u) (INTELLECTUAL PROPERTY) in the case of the company only, it and each of its subsidiaries owns or has rights to use all intellectual property necessary to conduct that business, and each patent, trademark, copyright and licence is listed, together with application or registration numbers, as applicable, in the disclosure statement; and it and each of its subsidiaries conducts its business without infringing or interfering with any intellectual property of any person; and

         (v) (RANKING OF SECURITY) in the case of the company only, the Lender has been granted a first ranking fixed and floating charge over all present and future assets of the company which takes priority over all other security interests; and

         (w) (ENVIRONMENTAL MATTERS) in the case of the company only, and to the extent that it has a material adverse effect:

                  (i)      [Intentionally omitted.]

                  (ii) it and each of its subsidiaries are and have been in compliance with all environmental laws;

                  (iii) it and each of its subsidiaries have obtained, and are in compliance in all material respects with, all environmental permits required for the operations of their business as presently conducted or as proposed to be conducted;

                  (iv) it and each of its subsidiaries are not involved in operations or know of any facts, circumstances or conditions that are likely to result in any environmental liabilities;

                  (v) neither it nor any of its subsidiaries has received a notice identifying any of them as a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice or requesting information under any statutes, and, to its knowledge, there are no facts, circumstances or conditions that may result in it or any of its subsidiaries being identified as a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice under any statutes;

                  (vi) it and each of its subsidiaries have provided to the Lender copies of all existing environmental reports, reviews and audits and all written information pertaining to their actual or potential environmental liabilities; and

         (x)      [Intentionally omitted.]

         (y)      [Intentionally omitted.]

         (z)      [Intentionally omitted]

         (aa) (OWNERSHIP OF PROPERTY) in the case of the company only, it has good title to all property held by it or on its behalf and all undertakings carried on by it, as legal and beneficial owner as disclosed to the Lender free from encumbrances other than

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Facility Agreement     Page 19 of 83 Pages
                  permitted security interests, and there are no facts known to it or any of its subsidiaries which may result in any encumbrances arising over that property; and

         (bb) (BENEFIT) its entry into and the performance by the obligor of its obligations under the transaction documents to which it is a party is for its commercial benefit and is in its commercial interests; and

         (cc) (SOLVENCY) there are no reasonable grounds to suspect that it or any of its subsidiaries is unable to pay its debts as and when they become due and payable; and

         (dd) (NO BENEFIT TO RELATED PARTY) no person has contravened or will contravene section 208 of the Corporations Law by entering into any transaction document or participating in any transaction in connection with a transaction document; and

         (ee) (FULL DISCLOSURE) in the case of the company only, it has disclosed by it in writing to the Lender all facts relating to it and its subsidiaries, the transaction documents and all things in connection with them which are material to the assessment of the nature and amount of the risk undertaken by the Lender in entering into the transaction documents and doing anything in connection with them; and

         (ff) (DISCLOSURES) in the case of the company only, all information disclosed to the Lender in connection with any transaction document is true and complete and is not misleading or deceptive in any material way, including information contained in any borrowing base certificate, drawdown notice and disclosure statement; and

         (gg) (NO IMMUNITY) neither it nor any of its subsidiaries has immunity from the jurisdiction of a court or from legal process; and

         (hh) (NO CONTROLLER) no controller is currently appointed in relation to it; and

         (ii) (RANKING) its payment obligations under the transaction documents to which it is a party rank and will rank at all times at least equally with all its present and future unsecured payment obligations, other than those which are mandatorily preferred by law.


CONTINUATION AND REPETITION OF REPRESENTATIONS AND WARRANTIES

12.2 The obligor repeats each of the representations and warranties in this clause 12:

         (a) on the date each rental schedule is entered into under the operating lease facility and on each purchase date under the operating lease facility; and

         (b) if no repetition occurs under paragraph (a) in a month, on the date in that month on which a borrowing base certificate is delivered by the company.

12.3 Each obligor must notify the Lender of anything that happens at any time that makes any one or more of the representations and warranties in this clause 12 untrue, incomplete or misleading and deceptive when made.


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Facility Agreement     Page 20 of 83 Pages

13.      UNDERTAKINGS
================================================================================


GENERAL UNDERTAKINGS

13.1     Each obligor undertakes to:

         (a) (ACCOUNTING RECORDS) keep proper accounting records in accordance with the laws of Australia and (unless inconsistent with those laws) accounting standards and ensure that each of its subsidiaries does the same; and

         (b) (INFORMATION) promptly give the Lender any document or other information that the Lender reasonably requests from time to time; and

         (c) (STATUS CERTIFICATES) on request from the Lender, give the Lender a certificate signed by two of its directors which states whether (to the best of their knowledge after making due enquiries) an event of default continues unremedied; and

         (d) (MAINTAIN AUTHORISATIONS) obtain, renew on time and comply with the terms of, each authorisation necessary for it to enter into the transaction documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

         (e) (INCORRECT REPRESENTATION OR WARRANTY) promptly notify the Lender if it becomes aware that any representation or warranty made by it or on its behalf in connection with a transaction document is found to be incorrect or misleading when made; and

         (f) (ENSURE NO EVENT OF DEFAULT) do everything reasonably necessary to ensure that no event of default occurs and ensure that each of its subsidiaries does the same; and

         (g) (NOTIFY DETAILS OF EVENT OF DEFAULT) if an event of default occurs, notify the Lender as soon as possible but, in any event, within five business days giving full details of the event and any step taken or proposed to remedy it; and

         (h) (PURPOSE) in the case of the company only, use the facility only for the purpose set out in the Details; and

         (i) (CONTINUE BUSINESS) in the case of the company only, conduct its business and not to change significantly the general character of its business contemplated to be conducted or as otherwise permitted under the transaction documents; and

         (j) (CONDUCT BUSINESS) in the case of the company only conduct its business (including collecting debts owed to it) in a proper, orderly and efficient manner;

         (k) (MAKE PAYMENTS) in the case of the company only, duly and punctually pay and discharge or cause to be paid and discharged all taxes (including taxes on overall net income of the company), assessments and other charges imposed by any authority on it or its property. However, it may in good faith contest by appropriate proceedings the validity or amount of any such charge if:

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Facility Agreement     Page 21 of 83 Pages

                  (i) at the time it commences the contest no event of default has occurred and is continuing; and

                  (ii) adequate reserves in respect of the charge are maintained in its books; and

                  (iii) the contest is maintained and prosecuted continuously with due diligence and operates to suspend collection or enforcement of the charge or any encumbrance in respect of it; and

                  (iv) no encumbrance arises in respect of the charge other than a permitted security interest; and

                  (v) the charge does not result in a material adverse effect; and

         (l) (LANDLORD, AND MORTGAGEE AGREEMENTS) in the case of the company only, promptly, at the request of the Lender, obtain agreements in form and substance satisfactory to the Lender from each landlord or mortgagee of the company, of real property where the computer system owned, used or occupied by the company is located, containing a waiver or subordination of all encumbrances or claims that that person may assert against the company's property; and

         (m) (DEPOSIT OF FUNDS) in the case of the company only, within 5 business day of receipt of any cheques, cash or other items of payment deposit those items into a controlled account; and

         (n)      (PUBLIC NOTICES) give to the Lender copies of all:

                  (vi) documents issued by it as required by applicable law to be issued to its shareholders; and

                  (vii) material documents filed by it with the Australian Securities and Investments Commission,

                  promptly following issue or filing of the relevant document or statement; and

         (o)      [Intentionally omitted]

         (p)      [Intentionally omitted]

         (q)      [Intentionally omitted]

         (r) (ENVIRONMENTAL MATTERS) in the case of the company only, conduct its operations and keep and maintain its property (including, without limitation, all plant and equipment) in compliance with all environmental laws and material environmental permits other than non-compliance which could not reasonably be expected to have a material adverse effect; and implement any and all investigation, remediation, removal and response actions which are appropriate or necessary to maintain the value and marketability if its property (including, without limitation, all plant and equipment) or to otherwise comply with environmental laws and material


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Facility Agreement     Page 22 of 83 Pages
                  environmental permits; and notify the Lender promptly after it becomes aware of any violation of environmental laws or material environmental permits and of any fact, matter or circumstance which it knows or reasonably anticipates may make it or any of its subsidiaries a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice; and promptly forward to the Lender a copy of any order, notice, request for information or any communication or report (including any actual or threatened clean-up notice) received by it in connection with any such violation or any other matter relating to any environmental laws or material environmental permits that could reasonably be expected to result in environmental liabilities, in each case whether or not any authority has taken or threatened any action in connection with any such violation or other matter; and

         (s) (INTELLECTUAL PROPERTY) conduct its business without infringing or interfering with any intellectual property of any person; and obtain all patents, trademarks, copyrights permits and licences necessary or required for the conduct of its business; and

         (t) (MAINTAIN STATUS) maintain its status as a company limited by shares that is incorporated (or is taken to be incorporated) under the Corporations Law; and

         (u) (COMPLY WITH LAW) comply with all applicable law including by paying when due all taxes (including taxes on overall net income of the obligor) for which it or any of its property is assessed or liable (except to the extent that these are being diligently contested in good faith and by appropriate proceedings and it has made adequate reserves for them); and

         (v) (HOLD AUTHORISATIONS) obtain and maintain each authorisation that is necessary or desirable to:

                  (i) execute the transaction documents to which it is a party and to carry out the transactions;

                  (ii) ensure that the transaction documents to which it is a party are legal, valid, binding and admissible in evidence; or

                  (iii)    enable it to properly carry on its business,

                  and must comply with any conditions to which any of these authorisations is subject where a failure to comply with any or all of those conditions could have a material adverse effect on it; and

         (w) (NO ADMINISTRATOR) not appoint an administrator without prior notice to the Lender; and

         (x) (NOTICE TO GE SYNDICATION) immediately give notice to the Lender as soon as it becomes aware of:

                  (i) any event of default or any potential event of default occurring, which notice must include full details and the steps being taken to remedy such default;


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Facility Agreement     Page 23 of 83 Pages

                  (ii) any litigation, arbitration, mediation, conciliation or administrative proceeding, which it is affected by (not being frivolous or vexatious) where such a claim is in excess of $500,000 and which could have a material adverse effect on it;

                  (iii) any other event, circumstance or occurrence which will have a material adverse effect on it;

                  (iv) any proposal by, or notification being given to it by, a government agency to compulsorily acquire the whole or substantial part of its assets or business;

                  (v) any dispute between it and any government agency which will have a material adverse effect on it; and

                  (vi) any representation or warranty made or taken to be made by it or on its behalf in connection with a transaction document is found to be incorrect or misleading when made or taken to be made; and

         (y) (PAY INDEBTEDNESS) pay or cause to be paid in full as and when due (or within any period of grace applicable thereto) all of its indebtedness except for:

                  (i) amounts in respect of which it is disputing its liability and contesting the matter in good faith by appropriate mediation, judicial or arbitral proceedings; and

                  (ii) amounts (excluding amounts due and payable or which may become due and payable under the transaction documents) payable to any party not in excess of A$100,000 in any calendar year;

         (z) (COMPLIANCE WITH DOCUMENTS) use its best endeavours to ensure that no event of default by it occurs and must, at all times fully comply with, observe and perform all its obligations under the transaction documents to which it is a party; and

         (aa)     [Intentionally omitted]

         (bb) (ASSET REGISTER) ensure that the company creates and maintains a written register of all the equipment which records and identifies details of each item of equipment and the location of each item of equipment at all times (the "asset register"). The asset register must be in form and substance acceptable to the Lender; and

         (cc) (ASSET TRACKING SYSTEM) ensure that the company owns and maintains an asset tracking system reasonably acceptable, at all times, to the Lender and provides reasonable access to the Lender at reasonable times to inspect the asset tracking system operated as part of its business; and

         (dd) (EQUIPMENT INSPECTION) ensure that the Lender has reasonable access to the equipment provided reasonable notice is given to the company; and

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Facility Agreement     Page 24 of 83 Pages

         (ee) (EQUIPMENT ASSET AUDIT) ensure that the Lender is given access to the relevant assets and records to conduct a stocktake audit of approximately 15% of the equipment and the rental agreements relating to that equipment to be completed within 15 business days of the first drawdown under any facility and the company agrees to give the Lender access on reasonable notice, at the Lender's cost (unless otherwise agreed), to conduct a further stocktake audit if so required.

FINANCIAL UNDERTAKINGS

13.2     The company agrees:

         (a) (NEGATIVE PLEDGE) not to create or permit to exist, a security interest over any of its property, other than a permitted security interest without the prior written consent of the Lender; and

         (b) (EBITDAR) to ensure that indebtedness of the company will not be greater than:

                  (i) 5.0 x EBITDAR plus acquisition costs for the 4 calendar quarter period ending 30/6/2001 and, for each subsequent (cumulative) period of calendar quarters in 2001 then completed, in each case with EBITDAR for such (cumulative) period to be annualised; and

                  (ii) 4.5 x EBITDAR for each rolling 4 calendar quarter period ending 31 March and 30 June in 2002; and

                  (iii) 4.0 x EBITDAR for each rolling 4 calendar quarter period ending after 30 June 2002.

                  The ratios in this paragraph (b) shall only apply and be tested as at the end of each calendar quarter.

         (c) (CAPITAL EXPENDITURE) to ensure that the capital expenditures of the company in any financial year does not (in total) exceed A$25 million per annum; and

         (d) (TANGIBLE NET WORTH) to ensure that, tangible net worth of the company is at least:

                  (i) A$6,000,000 throughout the calendar year ending 31 December 2001; and

                  (ii)     A$8,000,000 thereafter; and

         (e) (FIXED CHARGE COVER) to ensure that the fixed charge coverage ratio of the company (measured calendar quarterly at the end of the calendar quarter) is not less than:

                  (i)      1.0:1 for the cumulative 6 months to 30 June 2001;

                  (ii)     1:05 for the cumulative 9 months to 30 September
                           2001;

                  (iii)    1:10 for the cumulative 12 months to 31 December
                           2001; and

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Facility Agreement     Page 25 of 83 Pages

                  (iv) 1:15:1 thereafter calculated on a rolling 4 calendar quarter basis measured calendar quarterly at the end of each quarter; and

         (f) (DIVIDENDS) to ensure that the aggregate of declared or paid dividends of the company in a financial year are limited to 50% of Excess Cash Flow for the preceding financial year.

NEGATIVE COVENANTS

13.3 The company undertakes that it will not (in its own capacity or as trustee of any trust or in respect of any property subject to any trust of which it is a trustee), without the prior consent of the Lender:

         (a) (MERGERS) form or acquire any subsidiary or merge or consolidate with, acquire all or substantially all of the assets or share capital or otherwise combine with or acquire any person; or

         (b) (INVESTMENTS) make or permit to exist any investment in, or any loan or other financial accommodation to any person other than loans to or from a related entity otherwise permitted under this agreement; or

         (c) (INDEBTEDNESS) incur, assume or permit to exist any indebtedness except permitted indebtedness; or

         (d) (REPAYMENT) voluntarily prepay, redeem, purchase, defease or otherwise satisfy indebtedness prior to its due date except under the transaction documents, other than amounts not in excess of A$500,000 in any calendar year and permitted payments; or

         (e) (RELATED PARTY TRANSACTIONS) enter into or be party to any transaction with any other company or related entity to the company except:

                  (i) for the payment of permitted dividends or permitted payments; or

                  (ii)     where the transaction is:

                           (A) pursuant to the reasonable requirements of its business; and

                           (B) upon terms that are no less favourable to it than would be obtained in a comparable arm's length transaction with a person who is not another company or a related entity, or affiliate of the company; or

         (f) (LOANS TO EMPLOYEES) enter into any lending transaction with any of its employees or any employees of any of its subsidiaries for a principal amount of more than A$250,000, or in aggregate A$1,000,000; or

         (g) (CAPITAL STRUCTURE) other than a contribution of new equity, make any change in its capital structure as described in the disclosure statement or otherwise disclosed to the Lender; or

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Facility Agreement     Page 26 of 83 Pages

         (h) (BUSINESS) make any change to any of its business objectives, purposes or operations if that change could have a material adverse effect; or

         (i) (GUARANTEES) enter into or give any guarantee or other assurance against financial loss in connection with money borrowed or raised by it or at its request or any of its subsidiaries other than permitted indebtedness or in respect of permitted indebtedness; or

         (j) (SECURITY INTERESTS) create or allow to exist a security interest on the whole or any part of its present or future property except permitted security interests; or

         (k) (DISPOSE OF PROPERTY) dispose of all or a substantial part of its property (either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily) except:

                  (i) the sale of equipment or inventory in the ordinary course of business; or

                  (ii)     disposals (other than those referred to in paragraphs
                           (i) or (iii)) of equipment, real property or fixtures that are obsolete or no longer used or useful in its business where the value of the property disposed of is less than $1,000,000 in total for the company in any financial year; or

                  (iii)    disposals (other than those referred to in paragraphs
                           (i) or (ii)) of other equipment or fixtures where the value of the property disposed of is less than $1,000,000 in total for the company in any financial year; or

         (l)      [Intentionally omitted]

         (m) (CANCELLATION OF INDEBTEDNESS) cancel any claim or debt owing to it except for reasonable consideration negotiated on an arm's length basis and in the ordinary course of business consistent with past practices; or

         (n) (RESTRICTED PAYMENTS) make any restricted payment or permitted dividends; or

         (o)      (COMPANY CONSTITUTION) change its constitution; or

         (p)      [Intentionally omitted]

         (q)      [Intentionally omitted]

         (r)      [Intentionally omitted]

         (s) (SPECULATIVE TRANSACTIONS) enter into any transaction involving commodity options, futures contracts, interest rate swaps or similar transactions except solely to hedge against fluctuations in the prices of foreign currencies receivable or payable by it or under a firm purchase order; or

         (t)      [Intentionally omitted]


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Facility Agreement     Page 27 of 83 Pages

         (u)      [Intentionally omitted]

         (v)      [Intentionally omitted]

         (w)      [Intentionally omitted]

         (x) (NEW BANK ACCOUNTS) open any new deposit or other accounts with any bank or financial institution or create any term deposit, unless the Lender has consented to the opening of the account or it is an "Operating Account" as defined in the blocked account agreement; or

         (y) (RELATED PARTY INDEBTEDNESS) pay or otherwise satisfy indebtedness owed or payable to any related entity of the company .

FINANCIAL REPORTING

13.4     The company undertakes to:

         (a)      (MONTHLY FINANCIAL INFORMATION) give the Lender:

                  (i) within 30 days of the end of each month, an unaudited consolidated balance sheet of the company as at the last day of that financial month; and

                  (ii) within 30 days of the end of each month, unaudited consolidated profit and loss and cash flow statements both for that month and the financial year to date for the company setting out in comparative form the figures for the corresponding period in the previous year and the figures contained in the projections for that year; and

                  (iii) within 45 days of the end of each calendar quarter, an unaudited consolidated balance sheet of the guarantor as at the last day of that calendar quarter;

                  (iv) within 45 days of the end of each calendar quarter, unaudited consolidated profit and loss and cashflow statements both for that quarter and the financial year to date for the guarantor setting out in comparative form the figures for the corresponding period in the previous year and the figures contained in the projections for that year;

                  (v) within 45 days after the last day of each quarter, a certificate signed by a director of the company showing the calculations used in determining compliance with the financial undertakings set out in clauses 13.2(b), (c), (d), (e) and (f) and stating that the financial information gives a true and fair view in accordance with laws of Australia and (unless inconsistent) accounting standards of the financial position and results of operations of the reporting group, any other information presented is true and complete in all material respects and that no event of default has occurred or is continuing or, if that statement cannot be made, the nature of each event of default and the steps taken to correct them; and

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Facility Agreement     Page 28 of 83 Pages

         (b) (OPERATING PLAN) give to the Lender as soon as it is available but by no later than 60 days after the end of each financial year an annual operating plan on a monthly basis for the company approved by the directors of each company in the company. The operating plan must include:

                  (i) a statement of all of the material assumptions on which the plan is based; and

                  (ii) monthly balance sheets and a monthly profit and loss and cash flow statements for the following year.

                  The operating plan must include sales, gross profits, operating expenses, operating profit, cash flow projections, excess borrowing availability and all prepared on the same basis and in similar detail as that on which the financial information referred to in sub-paragraph (a) are provided (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and include plans for capital expenditures; and

         (c) (MANAGEMENT LETTER) give to the Lender within 20 business days after the audit committee or the board of NMHG has received any auditor's management letter, exception report or similar letters or reports relating to the business or operations of the company, , a copy (in so far as it relates to the company) of any such management letter, exception report or similar letters or reports; and

         (d) (ANNUAL FINANCIAL STATEMENTS) give the audited consolidated financial statements of each obligor and NMHG for each financial year to the Lender within 120 days after the end of that year. Those consolidated financial statements must set out in comparative form the figures for the corresponding period in the previous year; and

         (e) (OFFICER'S CERTIFICATE) give to the Lender at the same time as the financial statements in clause 13.4(d), a certificate signed by a director showing in reasonable detail the calculations used in determining compliance with each of the financial undertakings in clause 13.2 and stating that the financial information gives a true and fair view in accordance with laws of Australia and (unless inconsistent) accounting standards of the financial position and results of operations of each obligor and its subsidiaries, any other information presented by it is true, complete and not misleading or deceptive in any material respects and that no event of default has occurred or is continuing or, if that statement cannot be made, the nature of each event of default and the steps taken to correct them; and

         (f) (RECONCILIATION REPORT) give the Lender at the same time as the delivery of the monthly financial reports referred to in clause 13.4(a) a reconciliation of the accounts receivable and accounts payable trial balances and month end inventory reports of the reporting group to the general ledger of the reporting group and monthly financial reports delivered under clause 13.4(a).

OTHER REPORTS

13.5 The company undertakes to provide to the Lender in form and substance satisfactory to the Lender:

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Facility Agreement              Page 29 of 83 Pages

         (a) (BORROWING BASE CERTIFICATE) on request by the Lender, but no less frequently than 10 business days after the end of each month, a borrowing base certificate for the company; and

         (b) (ACCOUNTS RECEIVABLE ROLL FORWARD ANALYSIS) within 10 business days after the end of each month, reports showing all additions and reductions (cash and non-cash) to the accounts receivable of the company for that month; and

         (c) (OUTSTANDING ACCOUNTS) on request by the Lender, and within 10 business days after the end of each month, a summary report of accounts outstanding of the company aged from as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more; and

         (d) (ASSET REGISTER) on request by the Lender, but no less than every six months, a complete and up-to-date copy of the asset register.

14.      OTHER RIGHTS OF THE COMPANY
================================================================================

14.1 If the Lender at any time has a reasonable basis to believe that there may be a violation of any environmental laws or environmental permits by any obligor or any environmental liability or any threatened or actual service of any clean-up notice or any claim for contribution or indemnity against any obligor by any other person served or threatened to be served with any clean-up notice, which, in each case, could reasonably be expected to have a material adverse effect, then the obligor on the request of the Lender agrees to:

         (a) cause the performance of such environmental investigations and preparation of such environmental reports as the Lender may reasonably request, which must be conducted by reputable environmental consulting firms acceptable to the Lender and be in form and substance acceptable to the Lender; and

         (b) permit the Lender or its representatives to have access to all property for the purpose of conducting such environmental investigations and testing as it deems reasonably appropriate.

15.      EVENTS OF DEFAULT AND REVIEW EVENT
================================================================================


EVENTS OF DEFAULT

15.1     Each of the following is an event of default:

         (a) (NON PAYMENT - TRANSACTION DOCUMENT) the obligor does not pay on time any amount payable under any transaction document in the manner required under it, unless that failure results solely from technical difficulties relating to the transfer of such amounts to the Lender and such failure is not remedied within 2 business days after the due date for payment; or


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Facility Agreement     Page 30 of 83 Pages

         (b)      (CROSS DEFAULT) any present or future monetary obligations of:

                  (i) the obligor or any of its subsidiaries for amounts totalling more than A$1,000,000 (or its equivalent in another currency); or

                  (ii)     NMHG for amounts totalling more than US$10,000,000,

                  are not satisfied on time (or at the end of their period of grace) or become prematurely payable and are not paid.

                  (A "monetary obligation" means a monetary obligation in connection with:

                  (i)      money borrowed or raised; or

                  (ii) any hiring arrangement, redeemable preference share, letter of credit or financial markets transaction (including a swap, option or futures contract); or

                  (iii) a guarantee or indemnity in connection with money borrowed or raised);

                  or

         (c) (NON OBSERVANCE OF OBLIGATIONS) the obligor does not observe any of its obligations under any transaction documents or under any other agreement or obligation with the Lender or its related entities (not being a non-observance or failure referred to elsewhere in this clause 15.1) and that failure is incapable of remedy or, if capable of remedy, continues for 10 business days after the obligor receives a notice from the Lender requiring that failure be remedied; or

         (d) (ENFORCEMENT AGAINST ASSETS) distress is levied or a judgment, order or encumbrance is enforced, or becomes enforceable, against any property of the obligor or any of its subsidiaries for amounts in total exceeding A$1,000,000 (or the equivalent in any other currency in which the enforcement occurs); or

         (e) (INCORRECT DOCUMENT) any document or information contained in any document given under clause 2.4 ("Conditions to first drawing") is untrue, incomplete or misleading; or

         (f) (INCORRECT REPRESENTATION OR WARRANTY) a representation or warranty made by or in respect of the obligor in connection with a transaction document is found to have been untrue, incorrect or misleading when made, or the obligor fails to make a disclosure in accordance with clause 12.3 in any material respect ("Continuation of representations and warranties"); or

         (g) (INSOLVENCY) the obligor or NMHG is or becomes insolvent or steps are taken to make any of those persons insolvent; or

         (h) (CEASING BUSINESS) the obligor stops payment, ceases to carry on its business or a material part of it, or threatens to do either of those things except to reconstruct or amalgamate while solvent on terms approved by the Lender; or

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Facility Agreement     Page 31 of 83 Pages

         (i) (VOIDABLE TRANSACTION DOCUMENT) a transaction document or a transaction in connection with it is or becomes (or is claimed to be) wholly or partly void, voidable or unenforceable or is terminated without the written consent of the Lender or does not have (or is claimed not to have) the priority the Lender intended it to have ("claimed" in this case means claimed by the obligor or any of its related entities or anyone on behalf of any of them); or

         (j) (CHANGE OF CONTROL) the persons who at the date of this agreement have control of the obligor cease to have control of the obligor, or one or more other persons acquire control of the obligor after the date of this agreement in each case, without the prior consent of the Lender; or

         (k)      [Intentionally omitted]

         (l) (REDUCTION OF CAPITAL) the obligor, without the consent of the Lender, takes action to reduce its capital or buy back any of its ordinary shares or passes a resolution referred to in section 254N(1) of the Corporations Law; or

         (m) (APPOINTMENT OF MANAGER) a person is appointed under legislation to manage any part of the affairs of the obligor; or

         (n) (MATERIAL ADVERSE CHANGE) an event occurs that has a material adverse effect (ignoring for the purpose of this paragraph (n) only, paragraph (i) of the definition of "material adverse effect"); or

         (o) (BREACH OF UNDERTAKING) a written undertaking given to the Lender or its solicitors by the obligor in a transaction document is breached or not wholly performed within any period specified in the undertaking or, where no period is specified and the undertaking is not an on-going undertaking, within 7 days after the date of the undertaking and that failure is incapable of remedy or, if capable of remedy, continues for 10 business days after the obligor receives a notice from the Lender requiring that failure to be remedied; or

         (p) (DEFAULT UNDER OTHER TRANSACTION DOCUMENT) an event occurs which is called an event of default under any transaction document other than this agreement and that failure is incapable of remedy or, if capable of remedy, continues for 10 business days after the obligor receives a notice from the Lender requiring that failure to be remedied; or

         (q) (NON-OBSERVANCE OF CONDITIONS SUBSEQUENT) the company fails to comply with any condition subsequent and fails to comply within 10 business days of notice from the Lender to rectify the default; or

         (r) (NON COMPLIANCE WITH FINANCIAL UNDERTAKINGS) the company does not observe any of its obligations under clause 13.2 of this agreement;

         (s)      [Intentionally omitted]

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Facility Agreement              Page 32 of 83 Pages

         (t) (INSURANCES) the insurances required under clause 17B are not in full force or effect; or

         (u) (NON-COMPLIANCE WITH RETURN CONDITIONS) the company fails to comply with the return conditions in respect of 10% or more of the equipment located in any Australian State, at any time; or

         (v) (LOSS OF AUTHORISATION) any authorisation, exemption, filing or registration or other requirement necessary:

                  (i) to enable any obligor to comply with any of its obligations under any transaction document to which it is a party; and

                  (ii)     for the conduct of its business,

                  is breached, revoked or refused or does not remain in full force and effect and such event will have a material adverse effect.


CONSEQUENCES OF DEFAULT

15.2 If an event of default occurs and is subsisting, then at the option of the Lender:

         (a) the interest rate applicable to the current drawings and the rent instalments is the default rate;

         (b) the total of the current drawings, interest on them, the rent instalments, the termination value and all other amounts payable under the transaction documents, (the "AMOUNT OWING") are either:

                  (i)      payable on demand; or

                  (ii)     immediately due for payment; and

         (c) any of the Lender's obligations under the transaction documents may be terminated.

         the Lender may elect any or all of these options in its absolute discretion. The election of any of these options gives immediate effect to those provisions, without any need for notice to the obligor.

EFFECT OF AN EVENT OF DEFAULT

15.3 If the Lender declares that the amount owing is immediately due and payable it may, at its discretion:

         (a)      enforce the fixed and floating charge; and

         (b)      take possession of the equipment.

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Facility Agreement     Page 33 of 83 Pages

         The company acknowledges that, upon the occurrence of an event of default, and while it subsists, the Lender is entitled to exercise its rights and remedies expressly provided for under the terms of the other transaction documents.

REVIEW EVENT

15.4 If a Review Event occurs, the Lender will in writing notify the company as soon as it becomes aware of the Review Event and the Lender will be entitled to consider and to unilaterally notify a variation to the operating lease facility limit. The occurrence of a Review Event does not prevent the occurrence of an event of default.

16.      COSTS AND INDEMNITIES
================================================================================

REIMBURSEMENT AND INDEMNITY

16.1 Except as expressly provided under any other transaction document, the company agrees to pay or reimburse the Lender and indemnifies the Lender for and against loss, liability and costs it suffers or incurs, on demand for:

         (a)      the Lender's costs in connection with:

                  (i) the negotiation, preparation, execution, stamping and registration of all transaction documents; and

                  (ii) it being satisfied that all conditions precedent relating to the provision of the facility have been met; and

                  (iii) the general on-going administration of the facility (including the giving and considering consents, waivers and releases and any valuation costs (to the extent previously agreed (in writing) by the parties) and inspection costs); and

                  (iv)     non-compliance with the return conditions; and

                  (v)      transfer of the equipment under the option deed; and

         (b) the Lender's costs and any receiver's costs in otherwise acting in connection with the transaction documents, such as enforcing or preserving rights (or considering enforcing or preserving them) or doing anything in connection with any enquiry by a government authority involving the company or any of its related entities; and

         (c) taxes and fees (including registration fees) and fines and penalties in respect of fees paid or that the Lender reasonably believes are payable in connection with any transaction document or a payment or receipt or any other transaction contemplated by any transaction document or any supply of anything by the Lender to the company under the transaction documents. However, the company need not pay a fine or penalty in connection with taxes or fees to the extent that it has placed the Lender in sufficient cleared funds for the Lender to be able to pay the taxes or fees by the due date; and

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Facility Agreement     Page 34 of 83 Pages

         (d) if GST has application to any supply made under or in connection with this agreement or a transaction document, in addition to any other consideration expressed as payable elsewhere in this agreement or a transaction document, an additional amount on account of GST, such amount to be calculated by multiplying the amount or consideration payable by the company for the relevant supply by the prevailing GST rate (taking into account any input tax credit actually received by the Lender which relates to a GST payment made in respect of any supply made under or in connection with this agreement). Any amount payable on account of GST by the company under this clause must be calculated without any deduction or set off of any other amount (other than as expressly permitted under this clause) and is payable by the company on demand by the Lender whether the demand is by means of an invoice or otherwise; and

         (e) if the Lender is unable to obtain a full input tax credit for an amount paid on account of GST by the Lender to another person in respect of a supply made by another person to the Lender in respect of this agreement or a transaction document or matters arising under this agreement or a transaction document, an amount equal to the input tax credit to which the Lender is not entitled under the GST legislation.


OTHER LOSS

16.2 The company indemnifies the Lender from and against any costs, liability or loss suffered or incurred by the Lender arising from, or in connection with:

         (a) any claim made against it by reason of financial accommodation requested under a transaction document not being provided in accordance with the request for any reason except default of the Lender; and

         (b) financial accommodation under a transaction document being repaid, discharged or made payable other than on its due date; and

         (c) the Lender acting in connection with a transaction document in good faith on fax or telephone instructions purporting to originate from the offices of the company given by an authorised officer of the company; and

         (d)      a Review Event or an event of default; and

         (e) the Lender exercising or attempting to exercise rights in connection with a transaction document after an event of default; and

         (f) any indemnity the Lender gives a controller or an administrator of the company; and

         (g)      any:

                  (i)      consent, approval, waiver, release or discharge; and

                  (ii)     variation, which is requested by any obligor,

                  of or under any transaction document; and

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Facility Agreement     Page 35 of 83 Pages

         (h) any amount becoming due for payment or repayment other than on its due date or any other amount required to be paid or repaid under the transaction documents not being paid or repaid by the company on its due date including, without limitation:

                  (i) by reason of the cancellation, termination or alteration of any swap or other arrangement made by the Lender to fund, whether in whole or in part, any of those moneys or other payment;

                  (ii) by reason of any liquidation or re-employment of deposits or other funds acquired by the Lender to fund any of those moneys or other payment; or

                  (iii) in connection with any prepayment under, or early termination or acceleration of, any transaction document.

                  Nothing in this clause limits any other indemnities contained in this agreement.


ITEMS INCLUDED IN LOSS, LIABILITY AND COSTS

16.3     The company agrees that:

         (a) the costs referred to in clause 16.1 ("Reimbursement and indemnity") and the liability, loss or costs in clause 16.2 ("Other loss") include legal costs in accordance with any written agreement as to legal costs or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and

         (b) the costs referred to in clauses 16.1(a) and (b) ("Reimbursement and indemnity") include those paid or payable, to persons engaged by the Lender in connection with the transaction documents (such as consultants); and

         (c) the costs referred to in clauses 16.1 and 16.2 include those suffered or incurred by any receiver or attorney appointed under the fixed and floating charge and any of the Lender's officers, agents or contractors.


PAYMENT OF LOSSES

16.4 The company agrees to pay the Lender an amount equal to any liability, loss or costs of the kind referred to in clause 16.2 ("Other loss") suffered or incurred by any officer, agent or contractor of the Lender.


CURRENCY CONVERSION ON JUDGMENT DEBT

16.5 If a judgment or proof of debt for an amount in connection with a transaction document is expressed in a currency other than Australian dollars, then the company indemnifies the Lender against:

         (a) any difference arising from converting the other currency if the rate of exchange used by the Lender under clause 5.5 ("Conversion of currency") for converting currency when it receives a payment in the other currency is less favourable to the Lender than



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Facility Agreement           Page 36 of 83 Pages
                  the rate of exchange used for the purpose of the judgment or acceptance of proof of debt; and

         (b)      the costs of conversion.

CERTIFICATE BY GE SYNDICATION

16.6 A statement or certificate given by the Lender setting out the amount of any loss, liability or costs incurred or suffered by the Lender (including the extent of the Lender's entitlement to a full or reduced input tax credit for GST paid in respect of any matter contemplated in a transaction document) is, absent error, final, binding and conclusive evidence against the obligor of the amount of that loss, liability or cost.

17A.     INTEREST ON OVERDUE AMOUNTS
================================================================================


OBLIGATION TO PAY

17.1 If the obligor fails to pay any amount under this agreement on the due date for payment, the obligor agrees to pay to the Lender on demand interest on that amount at the default rate. The interest accrues from day to day from and including the due date up to but excluding the date of actual payment and is calculated on actual days elapsed and a year of 360 days.


COMPOUNDING

17.2 Interest payable under clause 17.1 ("Obligation to pay") which is not paid when due for payment may be added to the overdue amount by the Lender at intervals which the Lender determines from time to time or, if no determination is made, every 30 days. Interest is payable on the increased overdue amount at the default rate in the manner set out in clause 17.1 ("Obligation to pay").


INTEREST FOLLOWING JUDGMENT

17.3 If a liability becomes merged in a judgment, then the company agrees to pay the Lender on demand interest on the amount of that liability as an independent obligation. This interest:

         (a) accrues from the date the liability becomes due for payment both before and after the judgment until the liability is paid; and

         (b) is calculated at the rate that is the higher of the judgment rate and the default rate.

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Facility Agreement     Page 37 of 83 Pages

17B.     INSURANCE, RISK AND INDEMNITIES
================================================================================

17B.1    INSURANCE POLICIES TO BE TAKEN OUT BY THE COMPANY

         The company must take out and maintain with insurers in the name of the company and the Lender for their respective rights and interests (with the Lender's interest as chargee noted) the following insurance policies in respect of:

         (a) a public liability policy in respect of the business and the equipment and activities carried on at the business for an amount reasonably required by the Lender which:

                  (i) contains all provisions that are normally contained in public liability policies and any other provisions reasonably required by the Lender; and

                  (ii) without limiting the rest of this clause 17B covers death and injury to any person and damage to property of any person sustained when that person is using the equipment or entering or near any entrance, passage or stairway to the business;

         (b) building insurance against fire, storm, tempest, flood, earthquake, lightning, explosion, impact, aircraft (other than hostile aircraft) and aerial devices and articles dropped from them, riot, civil commotion and malicious damage, busting or overflowing of water tanks, apparatus or pipes and such other risks as the Lender may reasonably require, subject to such exclusions, excesses and limitations as may be imposed by the insurers.

17B.2    PROCEEDS OF INSURANCE

         If any loss or damage occurs which is covered by any insurance the company is required to maintain under this agreement (even if taken out in the name of the company alone in contravention of this agreement) the company must:

         (a)      apply for the insurance proceeds immediately;


         (b)      use the proceeds:


                  (i) in the case of property of the company other than the equipment, to restore, replace, repair or reinstate the loss or damage and use the company's own money to the extent that the proceeds are insufficient; and


                  (ii) in the case of the equipment and where clause 8 of the operating lease facility applies, to pay the Lender in accordance with clause 8 of the operating lease facility;


         (c) to the extent insurance proceeds exceed the amount required to be expended under paragraph (b)(i), pay the excess to the company and the Lender in equitable

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Facility Agreement            Page 38 of 83 Pages
                  proportions having regard to their respective interests in the thing insured or the effect on them of the event insured against.


         If any partial damage to the equipment or any other property occurs which is covered by any insurance and such damage is capable of repair, where a claim is made by the company under the insurance for an amount of less than A$100,000 such insurance proceeds are to be paid to the company to be applied by it to repair the damage.


17B.3    POLICIES

         The company must do the following in respect of each policy that it is required to maintain under this agreement:

         (a) take it out with an insurance company approved by the Lender, whose approval must not be unreasonably withheld; and

         (b) if requested by the Lender, give the Lender a copy of the policy and a certificate of currency for the policy; and

         (c) ensure that the company's insurance broker from time to time will notify the Lender of any impending cancellation or proposed change in insurance; and

         (d) pay each premium before the due date and when asked by the Lender, produce receipts for the payments;

         (e) immediately rectify anything which might prejudice any insurance and reinstate the insurance if it lapses; and

         (f) notify the Lender promptly when any event occurs which may give rise to a material claim under or which could prejudice a policy of insurance, or if any policy of insurance is cancelled.

17B.4    MAINTAIN INSURANCE

         The company must not do anything without THE Lender prior written approval which approval shall not be unreasonably withheld which could affect the Lender's rights under any insurance policy or make the policy invalid or able to be cancelled.

17B.5    INDEMNITY

         The company indemnifies the Lender on demand against any claim, action, damage, loss, liability, cost or expense which the Lender incurs or is liable for in connection with other than one arising out of any negligent or wilful act, error or omission of the Lender:

         (a) any damage, loss, injury or death to or of any person or property on or near the equipment;

         (b)      the use of the equipment;

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Facility Agreement            Page 39 of 83 Pages

         (c)      any defect in the equipment.

18.      GUARANTEE AND INDEMNITY
================================================================================


REQUEST AND CONSIDERATION

18.1 By signing this agreement, the guarantor requests the Lender to enter into this agreement and agrees to be bound by this guarantee, the provisions set out in Schedule 7, and this agreement in consideration of the Lender doing so.

19.      ATTORNEY
================================================================================


APPOINTMENT OF ATTORNEY

19.1 The obligor irrevocably appoints the Lender and each of its authorised officers individually as its attorney and agrees to ratify all action taken by an attorney under clause 19.2 ("Attorneys' powers").


ATTORNEYS' POWERS

19.2     Each attorney may:

         (a) where a Review Event or event of default occurs and subsists, perform and observe the obligations of the obligor under this agreement to enable the Lender to exercise its rights under this agreement; and

         (b) where a Review Event or event of default occurs and subsists, do anything which an obligor may lawfully do to exercise their right of proof after an event relating to insolvency occurs in respect of obligor (these things may be done in the obligor's name or the attorney's name and they include signing and delivering documents, taking part in legal proceedings and receiving any dividend arising out of the right of proof); and

         (c) delegate its powers (including this power) and may revoke a delegation; and

         (d) exercise its powers even if this involves a conflict of duty and even if it has a personal interest in doing so.


APPLICATION OF INSOLVENCY DIVIDENDS

19.3 The attorney need not account to an obligor for any dividend received on exercising the right of proof under clause 19.2 ("Attorneys' powers") except to the extent that any dividend remains after the Lender has received all amounts payable or to become payable in the future under this agreement.

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Facility Agreement            Page 40 of 83 Pages

RIGHT OF PROOF LIMITED

19.4 Each obligor agrees not to exercise a right of proof after an event occurs relating to the insolvency of the company or any other obligor independently of an attorney appointed under clause 19.1 ("Appointment of attorney").

20.      DEALING WITH INTERESTS
================================================================================


NO DEALING BY COMPANY

20.1 The obligor may not assign or otherwise deal with its rights under any transaction document or allow any interest in them to arise or be varied, in each case without the Lender's written consent.


DEALINGS BY THE LENDER

20.2

         (a) Subject to the succeeding paragraphs of this clause 20.2, except where the assignment by the Lender is to or with a related body corporate, the Lender may not assign its rights under any transaction documents without prior written consent of the obligor such consent not to be unreasonably withheld or delayed. Approval of the obligor will be deemed to have been given if within 10 business days of receipt by the obligor of an application for approval it has not been expressly refused.

         (b) At the cost and expense of the Lender the obligor will co-operate with and assist the assigning party.

         (c) The assignment or transfer shall not require the obligor to make any payment or incur any liability that it would not have made or incurred had such assignment not occurred or taken place.

         (d) The consent of the obligor is not required under paragraph (a) if an event of default has occurred and is subsisting.

         (e) Each assignee acknowledges that it has made its own independent review of the creditworthiness and business of the obligor and that it has not relied on any representation made by the assigning party in connection with its participation under the transaction documents. In those circumstances the assigning party is not responsible for the performance by the obligor of their obligations under the transaction documents and the assigning party is not obliged to make good any loss suffered by the assignee by virtue of non-performance by the obligor of any term of the transaction documents or to accept a re-transfer of any rights or obligations transferred under the relevant substitution certificate.

         (f) Any assignment shall, subject to subparagraph (a), be effective only if a substitution certificate is delivered by the Lender and the assignee to the other parties and:


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


                  (i) each party, including the obligor and any person that becomes a party pursuant to this clause, to this agreement irrevocably authorises the Lender to execute any duly completed substitution certificate on its behalf. An assignment is effected either at the time (or if more than one time, the later time) the Lender executes a duly completed substitution certificate delivered to it or otherwise as specified in the substitution certificate;

                  (ii) from the date on which the substitution take effect (which shall be the date of the substitution certificate or, if later, the date specified in the substitution certificate) and to the extent to the substitution expressed in the substitution certificate;

                           (A)      the assignee:

                                    (I)      succeeds to all the rights,
                                             benefits and entitlements (other
                                             than accrued rights, benefits and
                                             entitlements) of the Lender under
                                             the transaction documents; and

                                    (II)     assumes all the obligations and
                                             responsibilities (other than
                                             accrued obligations and
                                             liabilities) of the Lender and the
                                             transaction documents;

                           (B) the Lender is released from all its future obligations and responsibilities under the transaction documents and the rights of the Lender against the other parties to this agreement and vice versa will be cancelled; and

                           (C)      the other parties are:

                                    (I)      released from all their obligations
                                             and responsibilities (other than
                                             accrued obligations and
                                             liabilities) under the transaction
                                             documents to the Lender; and

                                    (II)     bound to perform those obligations
                                             and discharge those
                                             responsibilities in favour of the
                                             Lender; and

                  (iii) the Lender shall promptly provide a copy of any substitution certificate to the other parties.

         (g) Nothing in this clause restricts the ability of the Lender to sub-contract or participate an obligation if the Lender remains liable under the transaction documents for the obligation and the Lender shall be entitled to sub-participate or otherwise sell-down its obligations under the transaction documents provided it remains liable under the transaction documents for that obligation. Any such sub-contracting, participation or sell-down shall not affect the respective rights and liabilities of the Lender and the other parties in respect of the transaction documents and each party to the transaction documents need only recognise the Lender of record.

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         (h)      The parties may from time to time agree in writing that this clause 20.2 applies mutatis mutandis to novations as well as assignments.


NO SET-OFF AGAINST ASSIGNEES

20.3 If the Lender assigns or otherwise deals with its rights under this agreement, the obligor may not claim against any assignee (or any other person who has an interest in this agreement) any right of set-off or other right the obligor has against the Lender.
21.      NOTICES
================================================================================


FORM

21.1 All notices, certificates, consents, approvals, waivers and other communications in connection with a transaction document ("Notices") must be in writing, signed by an authorised officer of the sender and marked for attention as set out in the Parties or, if the recipient has notified otherwise in writing, then marked for attention in the way last notified.


DELIVERY

21.2     All Notices must be:

         (a)      left at the address set out in the Parties; or

         (b) sent by prepaid post (airmail, if outside Australia) to the address set out in the Parties; or

         (c)      sent by facsimile to the number set out in the Parties.

         If the intended recipient has notified the sender in writing of a changed postal address or changed facsimile number, then the Notice must be to the address or number notified.


WHEN EFFECTIVE

21.3 A Notice takes effect from the time it is received unless a later time is specified in it.


DEEMED RECEIPT - POSTAL

21.4 If sent by post, a Notice is taken to be received one business day after posting (or seven days after posting if sent to or from a place outside Australia).


DEEMED RECEIPT - FACSIMILE

21.5 If sent by facsimile, a Notice is taken to be received at the time shown in the transmission report of the sender as the time that the whole facsimile was sent.



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22.      GENERAL
================================================================================


SET-OFF

22.1 At any time after an event of default, the Lender may set off any amount due for payment by the Lender to the obligor against any amount due for payment by the obligor to the Lender under the transaction documents. The obligor must not claim or set-off any money owing by the Lender to it against money owing by the obligor to the Lender.


SUSPENSE ACCOUNT

22.2 Where a Review Event or event of default occurs and subsists, the Lender may place in a suspense account any payment it receives from the obligor for as long as it thinks prudent and need not apply it towards satisfying any money owing to the Lender under this agreement.


CERTIFICATES

22.3 The Lender may give the obligor a certificate about an amount payable or other matter in connection with a transaction document. The certificate is (absent error) final, binding and conclusive evidence of the amount or matter.


PROMPT PERFORMANCE

22.4 If this agreement specifies when the obligor must perform an obligation, the obligor agrees to perform it by the time specified. The obligor agrees to perform all other obligations promptly.


DISCRETION IN EXERCISING RIGHTS

22.5 the Lender may exercise a right or remedy or give or refuse its consent in any way it considers appropriate, including by imposing conditions unless a transaction document states otherwise.


CONSENTS

22.6 The obligor agrees to comply with all conditions in any consent the Lender gives in connection with any transaction document.


PARTIAL EXERCISING OF RIGHTS

22.7 If the Lender does not exercise a right or remedy fully or at a given time, the Lender can still exercise it later.


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

NO LIABILITY FOR LOSS

22.8 the Lender is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy.


CONFLICT OF INTEREST

22.9 The Lender's rights and remedies under any transaction document may be exercised even if this involves a conflict of duty or the Lender has a personal interest in their exercise.


REMEDIES CUMULATIVE

22.10 The rights and remedies of the Lender under any transaction document are in addition to other rights and remedies given by law independently of that transaction document.


RIGHTS AND OBLIGATIONS ARE UNAFFECTED

22.11 Rights given to the Lender under this agreement and the obligor's liabilities under it are not affected by any law that might otherwise affect them.


INDEMNITIES

22.12 The indemnities in this agreement are continuing obligations, independent of the obligor's other obligations under this agreement and continue after this agreement ends. It is not necessary for the Lender to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.


VARIATION AND WAIVER

22.13 Unless this agreement expressly states otherwise, a provision of this agreement, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

CONFIDENTIALITY

22.14 The obligors consent to the Lender disclosing information provided by the obligors that is not publicly available:

         (a) in connection with any person exercising rights or dealing with rights or obligations under a transaction document (including in connection with preparatory steps such as negotiating with any potential assignee or potential participant of the Lender's rights or other person who is considering contracting with the Lender in connection with a transaction document); or

         (b) to a person considering entering into (or who does enter into) a credit swap with the Lender involving credit events relating to the obligor or any of its related entities; or

         (c) to officers, employees, legal and other advisers and auditors of the Lender; or

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


         (d) to any party to a transaction document or any related entity of the Lender; or

         (e) with the consent of the obligor about whom the information relates (which consent must not be unreasonably withheld); or

         (f) as allowed necessary or required by any law court, regulatory body, tribunal, authority, judicial or quasi-judicial proceedings or by any stock exchange.

FURTHER STEPS

22.15 The obligor agrees to do anything the Lender asks (such as obtaining consents, signing and producing documents and getting documents completed and signed) to bind the obligor and any other person intended to be bound under the transaction documents.


INCONSISTENT LAW

22.16 To the extent permitted by law, each transaction document prevails to the extent it is inconsistent with any law.


SUPERVENING LEGISLATION

22.17 Any present or future legislation which operates to vary the obligations of an obligor in connection with a transaction document with the result that the Lender's rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.


TIME OF THE ESSENCE

22.18 Time is of the essence in any transaction document in respect of an obligation of the obligor to pay money.


APPLICABLE LAW

22.19 The transaction documents are governed by the law in force in Victoria. The obligor and the Lender submit to the non-exclusive jurisdiction of the courts of Victoria.


SERVING DOCUMENTS

22.20 Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 21 ("Notices").

ADVERTISING

22.21    [Intentionally omitted]


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

COUNTERPARTS

22.22 This agreement may consist of a number of copies of this agreement each signed by one or more parties to the agreement. When taken together, the signed copies are treated as making up the one document. Any copy of this agreement signed by a party is binding on that party whether or not that or any other copy is signed by or binding upon any other party.

SEVERANCE

22.23 Each word, phrase, sentence, paragraph and clause in each transaction document is severable no matter how they are linked. If any word, phrase, sentence, paragraph or clause is defective, unenforceable, void or voidable they may be severed and the remaining words will continue to be of full force and effect.

23.      INTERPRETATION
================================================================================


MEANINGS

23.1 These meanings apply in each transaction document unless the contrary intention appears:


         ACCOUNTING STANDARDS means accounting standards and principles generally and consistently applied in Australia.


         ACQUISITION COSTS means the costs and expenses of the company relating to the acquisition of the business including, without limitation, signage, stationery, and advertising costs in a total amount not exceeding A$3,000,000.


         A$ means the lawful currency of Australia.


         AFFILIATE means, in relation to a person:

         (a) each person that directly or indirectly owns or controls 5% or more of the share capital having ordinary voting power in the election of directors of that corporation; and

         (b) each person that controls, is controlled by or is under common control with that corporation.


         AGGREGATE BORROWING BASE means, for a particular day, an amount equal to:


         (a) 85% (less the borrowing base dilution) of the value (as determined by the Lender) of the company's eligible accounts;


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

         less:


         (b)      any reserves established by the Lender from time to time.


         AUTHORISATION means any approval, authorisation, consent, exemption, filing, licence, authority, notarisation, registration or waiver, however described of a government authority.


         AUTHORISED OFFICER means:

         (a) in the case of the Lender, a director, secretary or an officer whose title contains the word "manager" or a person performing the functions of any of them or the solicitor of the Lender; and

         (b) in the case of an obligor, a person appointed in writing by the relevant obligor to act as an authorised officer under the transaction documents to which it is a party.

         BLOCKED ACCOUNT AGREEMENT means an agreement dated on or after the date of this agreement between the company, the Lender and Citibank.


         BORROWING BASE CERTIFICATE means a certificate in the form set out in
         Schedule 3, or any other form required by the Lender, duly completed by the company and signed by an authorised officer of the company.


         BORROWING BASE DILUTION is the amount expressed as a percentage by which the dilution exceeds 5% at the time of calculation.


         BUSINESS has the same meaning as "Business" in the BUSINESS SALE AGREEMENT.


         BUSINESS DAY means a day on which banks are open for general banking business in Sydney (not being a Saturday, Sunday or public holiday in Sydney).


         BUSINESS SALE AGREEMENT means the document so entitled dated 10 November 2000 between Brambles Australia Limited (ACN 000 164 938) and the company and others.


         CAPITAL EXPENDITURE means any expenditure for fixed assets or improvements (or for replacements, substitutions or additions to them) that have a useful life of more than one year (regardless of how the expenditure is financed).


         CAPITAL LEASES means any lease of property that in accordance with accounting standards would be required to be classified and accounted for as a finance lease on the balance sheet of the lessee.


         CAPITAL LEASE OBLIGATIONS means with respect to any capital lease the amount of the obligation of the lessee that, in accordance with accounting standards, would appear on the balance sheet of the lessee in respect of that capital lease.


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

         CLEAN-UP NOTICE means any order, direction, notice or other requirement of any government authority in respect of remediation.


         COMPANY means person so described in the Parties.


         CONTROL of a corporation includes the direct or indirect power to directly or indirectly:

         (a)      direct the management or policies of the corporation; or

         (b)      control the membership of its board of directors,

         whether or not the power has statutory, legal or equitable force or is based on statutory, legal or equitable rights and whether or not it arises by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of the corporation or otherwise.


         CONTROLLER has the meaning it has in the Corporations Law.


         CONTROLLED ACCOUNT means each account governed and operated by the blocked account agreement.


         COSTS includes charges, expenses and internal administration costs; and costs, charges and expenses in connection with advisers on a full indemnity basis, and any GST paid or payable by the Lender except to the extent that The Lender is entitled to a full or reduced input tax credit.


         CURRENT DRAWINGS means the outstanding principal amount of a drawing made under the revolving loan facility and any amount deemed to be a drawing under the revolving loan facility.


         DEFAULT RATE means the interest rate plus 2% per annum.


         DEPRECIATION EXPENSE means depreciation expense of the reporting group determined in accordance with accounting standards.


         DILUTION, which is to be calculated monthly, means for the company, the total of non-cash credits made to the accounts receivable of the company for the 12 month period ending on the date of determination divided by the total sales for that period, expressed as a percentage and rounded to the nearest whole number. The dilution is calculated at any time by reference to the most recent accounts receivable roll forward analysis provided by the company to the Lender under clause
         13.5 or as otherwise determined by the Lender.


         DIRECTION TO PAY means the document dated on or about the date of this agreement entitled 'payment direction' between the company, the Lender, Brambles Australia Limited (ACN 094 082 141) and Cowley Hearne lawyers.


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


         DISCLOSURE STATEMENT means a statement or notice containing or purporting to contain the disclosures referred to in Schedule 6 or otherwise required or made under this agreement, duly completed by the and signed by an authorised officer of the as being true, correct and not misleading or deceptive at the date of the statement or notice and includes each statement or notice given prior to the date of this agreement.


         DRAWDOWN DATE means the date on which a drawing is or is to be made.

         DRAWDOWN NOTICE means a completed and signed notice containing the information and representations and warranties set out in Schedule 2, or otherwise in the form required by the Lender from time to time.

         EBITDAR means an amount equal to net income of the company less the sum of:


                  (a)      income tax credits; and


                  (b)      interest income; and


                  (c)      gain from extraordinary items; and


                  (d) any aggregate net gain (but not any aggregate net loss) arising from the sale, exchange or other disposition of fixed assets, whether tangible or intangible, other than those made in the ordinary course of business; and


                  (e) any other non-cash abnormal gains (excluding non-cash revenue and non cash reserve adjustments) which have been added in determining net income, in each case to the extent included in the calculation of net income in accordance with accounting standards, but without duplication;


                  plus (to the extent deducted in determining net income), the sum of:


                  (f)      amortisation; and


                  (g)      depreciation expenses; and


                  (h)      any income tax expense; and


                  (i)      interest expense;

                  (ii) any letter of credit fees paid in respect of letters of credit issued in favour of Westpac ; and

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


                  (j) rentals paid in respect of any operating lease (excluding real property leases); and


                  (k)      loss from extraordinary items; and


                  (l) any other non-cash abnormal losses (excluding non-cash expenses and non cash reserve adjustments) which have been deducted in determining net income, in each case to the extent included in the calculation of net income in accordance with accounting standards, but without duplication;


                  (m) the amount of any deduction to net income as the result of any grant to any members of the management of any shares, in each case to the extent included in the calculation of net income in accordance with accounting standards, but without duplication; and


                  (n)      new common equity contributions.


         For purposes of the definition of EBITDAR, the following items are excluded in determining net income:


                  (a) the income (or deficit) of any person accrued prior to the date it became a subsidiary of, or was merged or consolidated into, the company or any of its subsidiaries;


                  (b) the income (or deficit) of any person (other than a subsidiary) in which the company or any of it's subsidiaries has an ownership interest, except to the extent any such income has actually been received in the form of cash dividends or distributions;


                  (c) the undistributed earnings of any subsidiary of the company or any of its subsidiaries to the extent that the declaration or payment of dividends or similar distributions by such subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such subsidiary;


                  (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during the relevant period;


                  (e)     any write-up of any asset;


                  (f) any net gain from the collection of the proceeds of life insurance policies;


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

                  (g) any net gain arising from the acquisition of any securities, or the extinguishment, under accounting standards, of any indebtedness, of the company or any of its subsidiaries;


                  (h) in the case of a successor to the company or any of its subsidiaries by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets; and


                  (i) any deferred credit representing the excess of equity in any subsidiary of the company or any of its subsidiaries at the date of acquisition of such subsidiary over the cost to the company or any of its subsidiaries of the investment in such subsidiary.

         ELIGIBLE ACCOUNTS means those accounts of each company which the Lender, in its reasonable judgment, determines to be eligible accounts based on the most recent borrowing base certificate and excluding, among other accounts, the exclusionary criteria.


         ENCUMBRANCE means any security interest, notice under section 218 or 255 of the Income Tax Assessment Act 1936 (Cwlth) or under section 74 of the Sales Tax Assessment Act 1992 (Cwlth) or under any similar provision of a State, Territory or Commonwealth law, right to remove things from land (known as a "profit a prendre"), easement, restrictive or positive covenant (other than easements and covenants burdening real property), equity, interest, garnishee order, writ of execution, right of set-off, lease, licence to use or occupy, assignment of income or monetary claim, and any agreement to create any of them or allow any of them to exist.


         ENVIRONMENTAL LAWS means any law concerning the environment and includes laws, statutes, ordinances, codes, rules, standards and regulations from time to time concerning:


         (a)      emissions of substances into the atmosphere, waters and land;

         (b) pollution and contamination of the atmosphere, waters and land;

         (c) production, use, handling, storage, transportation and disposal of:

                  (i)      waste;

                  (ii)     hazardous substances; and

                  (iii)    dangerous goods;

         (d)      conservation, heritage and natural resources;

         (e)      threatened, endangered and other flora and fauna species;

         (f)      the erection and use of structures; and

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         (g)      the health and safety of people,

         whether made or in force before or after the date of this agreement.


         ENVIRONMENTAL LIABILITIES means, with respect to any person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages (including all consequential and indirect damages) costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions, claims for contribution and indemnity, whether arising under statute or otherwise, and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any environmental laws or environmental permits.


         ENVIRONMENTAL PERMITS means all permits, licences, authorisations, consents, certificates, approvals, registration or other written documents required by any government authority under any environmental laws.


         ESTABLISHMENT FEE means the fee set out in clause
         7.1(c) and in the Details.


         EVENT OF DEFAULT means an event of default so described in this agreement (see clause 15 ("Events of default")).


         EXCESS AVAILABILITY means at any time:

         (a) the lesser of the facility limit for the revolving loan facility and the aggregate borrowing base;

                  LESS

         (b) current drawings under the revolving loan facility at that time,

         as calculated by the Lender.


         EXCESS CASH FLOW means without duplication, with respect to any financial year of the company and its subsidiaries, as contained in the annual audited financial statements consolidated net income:


         (a) PLUS depreciation, amortization and interest expense to the extent deducted in determining consolidated net income;

         (b) PLUS decreases or MINUS increases (as the case may be) in working capital;

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         (c)      MINUS capital expenditure during such financial year
                  (excluding the financed portion thereof);

         (d) MINUS interest expense paid or accrued (excluding any original issue discount, interest paid in kind or amortized debt discount, to the extent included in determining interest expense paid or accrued) and scheduled principal payments paid or payable in respect of indebtedness;

         (e) PLUS extraordinary gains or MINUS extraordinary losses which are cash items not included in the calculation of net income;

         (f) PLUS taxes (including income tax) deducted in determining consolidated net income to the extent not paid for in cash.




         For purposes of the definition, working capital means Current Assets less Current Liabilities, "Current Assets" means accounts receivable, inventory and prepaid expenses and "Current Liabilities" means accounts payable and accrued expenses.


         EXCLUSIONARY CRITERIA means the criteria set out in Schedule 4.


         EXERCISE DATE has the same meaning as in the residual value facility.

         EQUIPMENT means, at any time, the equipment the subject of the operating lease facility.


         FACILITY means each of the revolving loan facility and operating lease facility made available under this agreement and the transaction documents or any one of them.


         FACILITY LIMIT means, for a facility, the amount set out as such in the Details.


         FINANCIAL STATEMENTS means:

         (a)      a profit and loss statement;

         (b)      a balance sheet; and

         (c)      a statement of cash flows,

         together with any notes to those documents and a directors' declaration as required under the Corporations Law and any other information necessary to give a true and fair view prepared in accordance with accounting standards.


         FIXED AND FLOATING CHARGE means the document dated 20 November 2000 between the Lender and the company.


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         FIXED CHARGE COVERAGE RATIO means, for a period the ratio of:

         (a)      in respect of clauses 13.2(e)(i), (ii) and (iii):


                  (i)     EBITDAR for that period, plus acquisition costs; less


                          any capital expenditures for the same period which are not financed through the incurrence of indebtedness (excluding indebtedness under the revolving loan facility),


                  to


                  (ii)    fixed charges for that period.

         (b)      in respect of clause 13.2(e)(iv):


                  (i)     EBITAR for that period; less


                  (ii) any capital expenditures for the same period which are not financed through the incurrence of indebtedness (excluding indebtedness under the revolving loan facility),


                  to


                  (iii)   fixed charges for that period.

         FIXED CHARGES means the total of all cash interest expense and fee expense on borrowings of the company paid plus scheduled payments of principal with respect to indebtedness, plus operating lease rentals (excluding real property lease expenses) paid.


         FUNDED DEBT means all indebtedness of the reporting roup for borrowed money evidenced by notes, bonds, debentures, or similar evidences of indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendable at the debtor's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including capital lease obligations, current maturities of long term debt, revolving credit and short term debt extendable beyond one year at the option of the debtor, and also including its obligations under the transaction documents.


         GOVERNMENT AUTHORITY means any government or government department, any governmental, fiscal, monetary, supervisory or any person charged with the administration of any applicable law.


         GST means any tax in the nature of a consumption tax, a goods and services tax, a value added tax or similar tax including without limitation any tax arising out of the passage of the

--------------------------------------------------------------------------------
Facility Agreement            Page 55 of 83 Pages

         "A New Tax System (Goods and Services Tax) Act, 1999" (Commonwealth) and associated legislation.


         GUARANTEE means the guarantee and indemnity in clause 18 ("Guarantee and indemnity").


         GUARANTEED MONEY means, at any time, all amounts then due for payment or which will or may become due for payment in the future by the company to the Lender in connection with the transaction documents (including transactions in connection with them).


         GUARANTOR means each of the persons so described in the Parties, jointly and severally.


         HAZARDOUS MATERIAL means any substance, material or waste which is regulated by or forms the basis of liability (including, without limitation any environmental liability) now or hereafter under, any environmental laws, including any material or substance which is:

         (a) defined as a "solid waste", "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste", "restricted hazardous waste", "pollutant", "contaminant", "hazardous constituent", "special waste", "toxic substance" or other similar term or phrase under any environmental laws;

         (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls or any radioactive substance; or

         (c)      may be the subject of any clean-up notice.

         INDEBTEDNESS means all indebtedness, actual or contingent, including but without duplication:

         (a) all indebtedness for borrowed money or for the deferred purchase price of property payment for which is deferred six months or more;

         (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured;

         (c) all obligations evidenced by notes, bonds, debentures or similar instruments;

         (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

         (e)      all capital lease obligations;

         (f) the net present value of the minimum operating lease payments (excluding real property lease payments) plus the residual value discounted at the rate implicit in the lease.


--------------------------------------------------------------------------------
Facility Agreement            Page 56 of 83 Pages

         (g) all obligations under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured;

         (h) all net unrealised losses under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter risks arising from fluctuations in currency values or interest rates, in each case whether contingent or matured;

         (i) all indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any encumbrance upon or in property or other assets (including accounts and contract rights) owned by the company and its subsidiaries on a consolidated basis, even though the company and its subsidiaries on a consolidated basis has not assumed or become liable for the payment of such indebtedness; and

         (j)      obligations under the transaction documents,

         but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than six months unless being contested in good faith.


         INDEX RATE means in respect of each month:


         (a) the 30 day Bank Bill Swap Rate for the first business day of that month which is quoted as the "Bank Bill Swap Reference Rate Average Bid" in the Money Market section in the following business day's edition of the Australian Financial Review; or


         (b) if there is an obvious error in the rate described in (a), or if that rate or publication is not published, the average bid rate for bills having a tenor of 30 days as displayed on the Reuters Monitor System designated "BBSY" on the first business day of that month; or


         (c) if there is an obvious error in the rate described in (b) or if that rate is not displayed by 10:30am Sydney time on the relevant day, the rate set by the Lender in good faith at 10:30am on that date.


         INSOLVENT means being an insolvent under administration or insolvent (each as defined in the Corporations Law), or having a controller appointed, or being in receivership, in receivership and management, in liquidation, in provisional liquidation, under administration, wound up, subject to any arrangement, deed of company arrangement, assignment or composition, protected from creditors under any statute, dissolved (other than to carry out a reconstruction while solvent) or otherwise being unable to pay debts when they fall due or having something similar happen.


         INTELLECTUAL PROPERTY means all patents, copyrights, trademarks, trade secrets, customer lists and any licence to use any of them.

--------------------------------------------------------------------------------
Facility Agreement            Page 57 of 83 Pages

         INTEREST EXPENSE means interest expense of the company (whether cash or non-cash) determined in accordance with accounting standards. It also includes interest expense with respect to any funded debt.


         INTEREST PAYMENT DATE means the first business day of each month and the maturity date.


         INTEREST RATE means the interest rate set out in the Details.


         LAW means a treaty, a law, regulation, ordinance, an official directive or request having the force of law, and an official directive, request, guideline or policy with which obligors similar to or of the same class as the obligor carrying on business in Australia normally comply.


         MATERIAL ADVERSE EFFECT means any effect or series of effects, or any event or combination of events which is, or is more likely than not to be, materially adverse to:


                  (i) the ability of the obligor to perform its obligations under a transaction document to which it is a party; or


                  (ii) the business, assets or financial condition of any obligor taken as a whole.


         MATURITY DATE means, for each facility, the maturity date set out as such in the Details, but if that is not a business day, then the preceding business day.


         MONITORING FEE means the fee set out in clause 7.1(b) and the Details.


         NOVATION AGREEMENT means the agreement so entitled between the company, Brambles Australia Limited and others.


         NMHG means NACCO Materials Handling Group, Inc.


         OBLIGOR means the company and the guarantor.


         OPERATING LEASE FACILITY means (individually and collectively) the documents dated on or about the date of this agreement entitled the "Master Operating Lease Agreement" (No. 1) or (No. 2) between GE Capital Australia and the company in respect of the equipment and annexed as annexure "A".


         OPERATING LEASE FACILITY LIMIT means, subject to clause 15.4, the amount set out as such in the Details.


         OPTION means the option granted under the option deed.



--------------------------------------------------------------------------------
Facility Agreement            Page 58 of 83 Pages

         OPTION DEED means the deed so entitled between the guarantor and the GE Capital Australia dated on or about the date of this agreement.


         PERFORMANCE GUARANTEE means the guarantee so entitled between the guarantor and Westpac Banking Corporation.


         PERMITTED DIVIDEND means each dividend or distribution of cash or property or assets in respect of the company provided:


         (a)      there is no event of default subsisting;

         (b) the dividend or the aggregate dividends declared or paid by the company for the financial year is limited to up to 50% of Excess Cash Flow for the preceding financial year based on the financial statements required by subclauses 13.4(d) and 13.4(e) of this agreement; and

         (c) until such time as the revolving loan facility is cancelled or has expired, the company will have an excess availability of not less than A$1,000,000 immediately on the day of the payment of any such dividend.

         PERMITTED INDEBTEDNESS means all indebtedness of the company provided the company is in compliance with clause 13.2. For the avoidance of doubt, permitted indebtedness includes:


         (a)      indebtedness arising under the transaction documents; and

         (b) indebtedness otherwise expressly permitted or required under the transaction documents.

         PERMITTED PAYMENT means a payment by the obligor to a person that has entered into a transaction document with the Lender provided the payment is made in accordance with the terms of the transaction document, and no event of default has occurred or will occur by making the payment.


         PERMITTED SECURITY INTERESTS means:

         (a)      a security interest created under a transaction document; and

         (b) a security interest arising by operation of law to secure a monetary obligation maturing not more than 90 days after the date on which it is originally incurred.

         POTENTIAL EVENT OF DEFAULT means an event with the passage of time would become an event of default.


         PROJECTIONS means forecasted balance sheets, profit and loss statements and cash flow statements, all prepared on a consolidated basis, and otherwise consistent with the historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

--------------------------------------------------------------------------------
Facility Agreement            Page 59 of 83 Pages

         REAL PROPERTY means, in respect of a person, the real property owned, leased, subleased used or controlled by that person.


         RELATED ENTITY has the meaning it has in the Corporations Law.


         REMEDIATION means the investigation, clean-up, removal, abatement, disposal, control, containment, encapsulation or other treatment of any hazardous material and includes the monitoring and risk management of any hazardous material.


         RENTAL AGREEMENT has the same meaning as in the operating lease facility.


         RENTAL SCHEDULE has the same meaning as in the operating lease facility.


         RENT INSTALMENTS has the same meaning as in the operating lease facility.


         REPORTING GROUP means each of the obligors that are companies, and their subsidiaries on a consolidated basis jointly and severally, in their own capacities and as trustee of any trust.


         RESTRICTED PAYMENT means:

         (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a company's share capital; or

         (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a person's share capital or any other payment or distribution made in respect of the company's share capital, either directly or indirectly; or

         (c) any payment or repayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission or with respect to, any subordinated debt of the company; or

         (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire the company's share capital; or

         (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of shares in the company's share capital or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; or

         (f) any payment, repayment, loan, contribution, or other disposition or transfer of funds or other property to any affiliate or related entity of the company; or

--------------------------------------------------------------------------------
Facility Agreement            Page 60 of 83 Pages

         (g) management or consultancy fees paid or payable to a related entity or affiliate of the company.

         RETURN CONDITIONS means the conditions set out in annexure "A" of the operating lease facility.

         REVIEW EVENT means the occurrence of an event that has a material adverse effect.


         REVOLVING LOAN FACILITY means the revolving cash advance facility made available by the Lender under clause 2C of this agreement.


         REVOLVING LOAN FACILITY LIMIT means the amount set out as such in the Details.


         SALE AND PURCHASE AGREEMENT means each of:


         (a) the document so entitled dated on or about the date of this agreement between the Lender and the company in respect of the equipment and annexed as annexure "B"; and


         (b) the agreement arising from the acceptance by the Lender of an offer made by the company on or about the date of this agreement.

         SECURITY INTEREST means any security for the payment of money or performance of obligations including a mortgage, charge, lien, pledge, trust or power. Security interest also includes a guarantee.


         SUBSIDIARY of an entity means another entity which is a subsidiary of the first within the meaning of part 1.2 division 6 of the Corporations Law or is a subsidiary of or otherwise controlled by the first within the meaning of any approved accounting standard.


         SUBSTITUTION CERTIFICATE means a substitution certificate in the form of schedule 8.


         TANGIBLE NET WORTH means the book value of the assets of the company less, without duplication:

         (a) goodwill, capitalised organisational expenses, capitalised research and development expenses, capitalised marketing costs, trademarks, trade names, copyrights, patents, patent applications, licences and rights in any of them and other intangible items;

         (b)      unamortised debt discount and expense;

         (c)      prepaid expenses;

         (d) any write up in the book value of any asset not resulting from a revaluation attributable to an acquisition; and

--------------------------------------------------------------------------------
Facility Agreement            Page 61 of 83 Pages

         (e) the liabilities of the company (including accrued and deferred income taxes),

         all as determined in accordance with accounting standards.


         TAXES means present or future taxes, levies, imposts, charges, duties or withholdings imposed by any authority (including without limitation GST, stamp duty, Financial Institution Duty, Bank Accounts Debits Tax and any other transaction duties) (together with any related interest, penalties, fines and expenses in connection with them), except if imposed on the overall net income of the Lender.


         TERMINATION DATE means the seventh anniversary of the date of this agreement.


         TERMINATION VALUE has the same meaning as in the operating lease facility.


         TOTAL FACILITY LIMIT means the collective limit of the revolving loan facility limit and the operating lease facility limit.


         TRANSACTION DOCUMENTS means:

         (a)      this agreement;

         (b)      the operating lease facility;

         (c)      the sale and purchase agreement;

         (d)      the fixed and floating charge;

         (e)      the direction to pay;

         (f)      the US Guarantee;

         (g)      the option deed;

         (h)      the blocked account agreement;

         (i) the pari passu deed referred to in clause 2.5 of the fixed and floating charge;

         (i) each document required to be provided by or on behalf of an obligor under this agreement;

         (k) each document which the company acknowledges in writing to be a transaction document;

         (l) each document including or containing obligations of any of the obligors to the Lender; and

--------------------------------------------------------------------------------
Facility Agreement            Page 62 of 83 Pages

         (m) each other document connected with any of the documents set out in sub-clauses (a) to (l).


         UNUSED FACILITY FEE means the fee described in clause 7.1(a) and the Details.


         US$ means the lawful currency of the United States of America.


         US GUARANTEE means the guarantee and indemnity and covenant to pay granted by NMHG in favour of the Lender.


         WORKING CAPITAL means current assets less current liabilities as those terms are defined in schedule 5 to the regulations to the Corporations Law.


         WESTPAC means Westpac Banking Corporation ARBN 007 457 141.


REFERENCES TO CERTAIN GENERAL TERMS

23.2 Unless the contrary intention appears, a reference in a transaction document to:

         (a) a group of persons is a reference to any two or more of them collectively and to each of them individually;

         (b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them collectively and each of them individually;

         (c) an agreement, representation or warranty by two or more persons binds them collectively and each of them individually;

         (d) anything (including an amount) is a reference to the whole and each part of it;

         (e) a document (including this agreement) includes any variation or replacement of it;

         (f) any legislation includes any consolidation, amendment, re-enactment or replacement of it and any regulations and other instruments made under it;

         (g) an accounting term is a reference to that term as it is used in accounting standards under the Corporations Law, or, if not inconsistent with those standards, in accounting principles and practices generally accepted in Australia;

         (h) Australian dollars or $ is a reference to the lawful currency of Australia;

         (i)      a time of day is a reference to Sydney time;

         (j) a week is a reference to the period of seven consecutive days commencing on each Sunday;


--------------------------------------------------------------------------------
Facility Agreement            Page 63 of 83 Pages

         (k) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;

         (l) a particular person includes a reference to the person's executors, administrators, successors, permitted substitutes (including persons taking by novation) and permitted assigns;

         (m) the word "payable" in relation to an amount, means an amount which is currently payable or will or may be payable in the future; and

         (n) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind; and

         (o) an event of default subsists until it is cured or remedied to the satisfaction of the Lender.


NUMBER AND HEADINGS

(a)      The singular includes the plural and vice versa.


HEADINGS

(b) Headings are for convenience only and do not affect the interpretation of this agreement.


BUSINESS DAYS

23.3 If the day on which any act, matter or thing is to be done under or pursuant to a transaction document is not a business day, that act, matter or thing:

         (a) if it involves a payment, other than a payment due on demand, shall be done on the preceding business day; and

         (b) in all other cases, shall be done no later than the next business day.


--------------------------------------------------------------------------------
Facility Agreement            Page 64 of 83 Pages

SCHEDULE 1 - CONDITIONS PRECEDENT (CLAUSE 2.4)
================================================================================
--------------------------------------------------------------------------------

ITEM                                                            FORM                 RESPONSIBLE
--------------------------------------------------------------- -------------------- ----------------------------------
1        Extract of  minutes  of a meeting  of each  obligor's  Certified            Format provided by the Lender.
         board of directors which evidences the resolutions:    Copy                 Executed copy from company

       (a)     authorising the signing and delivery of
               transaction documents to which the entity is a party and the observance of obligations under those documents; and

       (b)    appointing authorised officers of the
              entity; and

       (c)    which acknowledge that the transaction
              documents (to which the entity is a party) will benefit that entity; and

       (d)    authorising the execution of a power of
              attorney to enable execution of transaction documents to which it is a party by the attorney.


--------------------------------------------------------------- -------------------- ----------------------------------

2        Each document which evidences any other necessary      Certified copy       company
         corporate or other action of each obligor in
         connection with the transaction documents to which
         it is party.

--------------------------------------------------------------- -------------------- ----------------------------------

3      Certificate of specimen signatures of:                   Original             Format supplied by the Lender

       (a)    each authorised officer of the company; and                            Executed copy from company

--------------------------------------------------------------------------------
Facility Agreement            Page 65 of 83 Pages

--------------------------------------------------------------------------------

ITEM                                                            FORM                 RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------

       (b) each other person who is authorised to sign a transaction document for the company.

--------------------------------------------------------------------------------------------------------------------
4      This  agreement,  each other  transaction  document      Original             company
       (other than the blocked account agreement, which is
       a condition precedent only for the revolving loan
       facility), Novation Agreement, Performance
       Guarantee and the Business Sale Agreement fully
       signed by each obligor.

--------------------------------------------------------------- -------------------- ----------------------------------
5      Fixed and floating charge over all presen  and           Original             company
       future assets and  undertaking of the company fully
       signed and in registrable form.

--------------------------------------------------------------- -------------------- ----------------------------------
6      Fully signed Corporations Law Forms 309 and Form         Original             company
       350.

--------------------------------------------------------------- -------------------- ----------------------------------
7      A statutory declaration from a director or               Original             company
       secretary of each company providing the charge
       setting out the value and location of the assets of
       the company.

--------------------------------------------------------------- -------------------- ----------------------------------
8      Evidence of payment of stamp duty or a cheque for         Original            Company
       the amount of the estimated duty.

--------------------------------------------------------------- -------------------- ----------------------------------
9      Initial borrowing base certificate completed and          Original            Format from the Lender.
       certified for the revolving loan facility only.                               Completed by company.

--------------------------------------------------------------- -------------------- ----------------------------------
10     Financial statements for the year ended 31 December       Original            US Guarantor
       1999 for the US Guarantor.

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Facility Agreement            Page 66 of 83 Pages

--------------------------------------------------------------------------------

ITEM                                                            FORM                 RESPONSIBLE
--------------------------------------------------------------- -------------------- ----------------------------------
11       Initial disclosure statement completed and             Original        Format from the Lender.
         certified by company for the revolving loan                            Completed by company.
         facility only.
-----------------------------------------------------------------------------------------------------------

12       A legal opinion from the company's legal advisers      Original        Company
         regarding the corporate authorisations for
         execution of the Sale and Purchase Agreement, this
         agreement, the fixed and floating charge and the
         operating lease facility.

-----------------------------------------------------------------------------------------------------------

13       The Lender has received all fees payable by the        -               Company
         company under this agreement.

-----------------------------------------------------------------------------------------------------------

14       Evidence of insurance on terms and in amounts          Copy            company
         approved by the Lender and noting the Lender's
         interest.

-----------------------------------------------------------------------------------------------------------

15       Blocked account agreement fully signed, in respect     Original        company
         of all bank accounts operated by the company for
         the revolving loan facility only.

-----------------------------------------------------------------------------------------------------------

16       Release of all security interests over assets of       Original        company
         the obligors other than those approved by the
         Lender.

-----------------------------------------------------------------------------------------------------------

17       Evidence of the corporate structure and capital        Copies          company
         structure of the reporting group.

-----------------------------------------------------------------------------------------------------------

18       Evidence of all authorisations, waivers and            Copies          company
         consents required by government or semi government
         authorities or third parties allowing the obligors
         to enter into the transaction documents on terms
         acceptable to the Lender.
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Facility Agreement            Page 67 of 83 Pages

--------------------------------------------------------------------------------

ITEM                                                            FORM                 RESPONSIBLE
----------------------------------------------------------------------------------------------------------
19       Statutory declaration as to corporate matters          Original        company
         disclosing matters required by the Lender.

-----------------------------------------------------------------------------------------------------------

20       Legal opinion relating to the US Guarantee.            Original        company

-----------------------------------------------------------------------------------------------------------

21       The  transaction  documents are in full force and      Original        company
         effect and all conditions  precedent  referred to
         there  in  have  been   satisfied   in  form  and
         substance satisfactory to the Lender.

-----------------------------------------------------------------------------------------------------------

22       Evidence of the contribution by the company of         Original        company
         $18,000,000 in new cash equity on acceptable terms

-----------------------------------------------------------------------------------------------------------

23 Evidence of receipt of the purchase price payable under the Business Sale Agreement.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
Facility Agreement            Page 68 of 83 Pages

SCHEDULE 2 - INITIAL DRAWDOWN NOTICE (CLAUSE 2.2)
============================================================


                  To:      GE Capital Finance Pty Limited
                           ACN 075 554 175
                           Level 5, 55 Hunter Street
                           Sydney  NSW  2000


                  Attention:        The Account Manager -


                  [DATE]


                  DRAWDOWN NOTICE - A$ FACILITY AGREEMENT BETWEEN ____________ AND GE CAPITAL FINANCE PTY ACN 075 554 175DATED [ ] ("FACILITY AGREEMENT")


                  Under clause 2.2 ("Requesting a drawing") of the facility agreement, we give notice that the company wants to borrow under the facility as follows:

                  (a)      the requested drawdown date is ;

                  (b)      the amount of the proposed
                           drawing is A$ ;

                  (c)      the proposed drawing is to be
                           paid to:

                  (d)      the company making the proposed
                           drawing is _________________.


                  _________________ represents and warrants that the representations and warranties by it in clause 12 ("Representations and warranties") of the facility agreement are true complete and correct and not misleading on the date of this notice and that each will be true complete and correct and not misleading on the drawdown date and that I am an authorised officer of the company.


                  The Interpretation clause of the facility agreement applies to this notice as if it was fully set out in this notice.



                  ------------------------------------------
                  Signed


                  ------------------------------------------
                  Printed Name
                  being an authorised officer of


                  ------------------------------------------



--------------------------------------------------------------------------------
Facility Agreement            Page 69 of 83 Pages

SCHEDULE 3 - BORROWING BASE CERTIFICATE
=============================================================================


BORROWING BASE CERTIFICATE
                                            ---------------------------------
                                            Previously faxed: YES      NO
-------------------------- ---------------- ---------------------------------
Company name:              Date:            BBC Number
-------------------------- ---------------- ---------------------------------










I certify that the above information is true and correct and not misleading and that the eligible accounts in line 6 include only those accounts and inventory as those terms are defined in the A$ Facility Agreement dated _____________
 between GE Capital Australia, GE Capital Finance Pty Limited and others..


PREPARED BY:                                    BY:
            -----------------------------------         -----------------------

                                                TITLE:
                                                        ----------------------

================================================================================














--------------------------------------------------------------------------------
Facility Agreement            Page 70 of 83 Pages

SCHEDULE 4 - EXCLUSIONARY CRITERIA
================================================================================

1. In respect of eligible accounts, the exclusionary criteria excludes any account:


         (a) which does not arise from the sale of goods or the performance of services by the company in the ordinary course of its business;

         (b) if the company's right to receive payment is not absolute or is contingent;

         (c) if the company is not able to bring suit or otherwise enforce its remedies against the account debtor through judicial process;

         (d) to the extent any defence, counterclaim, set-off or dispute is asserted as to the account;

         (e) if the account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the account debtor's obligation to pay that invoice is subject to the company's completion of further performance under that contract;

         (f) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the account for goods sold to or services rendered and accepted by the applicable account debtor;

         (g) with respect to which an invoice, acceptable to the Lender in form and substance, has not been sent to the applicable account debtor;

         (h)      that is not owned by the company;

         (i) that is subject to any right, claim, security interest or other interest of any other person, other than in favour of or the Lender;

         (j) that arises from a sale to any officer, other employee, related entity or affiliate of the obligor, or to any entity which has any common officer with the obligor;

         (k)      that is not paid within 90 days following its invoice date;

         (l)      if the relevant account debtor is or becomes insolvent:

         (m) if the Lender's interest in it is not a first priority perfected security interest;

         (n) as to which any of the representations or warranties pertaining to accounts set forth in any transaction document is untrue;

         (o)      which is payable in any currency other than Australian
                  Dollars;

--------------------------------------------------------------------------------
Facility Agreement            Page 71 of 83 Pages

         (p) that is the obligation of a debtor to whom the company is or may become liable for goods sold or services rendered by the debtor to the company, to the extent of the company's liability to the debtor;

         (q) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the debtor may be conditional;

         (r) payable by a debtor where the total unpaid accounts of that debtor exceed 20% of the aggregate of all accounts payable to the company at that time, to the extent of that excess;

         (s) that are accounts of a debtor if 50% or more of the accounts owing from that debtor remain unpaid within the periods specified in (k) for the debtor;

         (t) that arises from any bill-and-hold or other sale of goods which remain in the company's possession or under the company's control;

         (u) to the extent that the account exceeds any credit limit established by the Lender in the Lender's sole discretion;

         (v) that represents interest payments or service charges owing to the company; or

         (w) which is unacceptable to the Lender in its reasonable credit judgment.

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Facility Agreement            Page 72 of 83 Pages

SCHEDULE 5 - [INTENTIONALLY OMITTED]
================================================================================





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



SCHEDULE 6 - DISCLOSURES
================================================================================


1       CLAUSE 12.1 K) - LITIGATION MATTERS


2       [INTENTIONALLY OMITTED]


3       [INTENTIONALLY OMITTED]


4       CLAUSE 12.1 O) - EMPLOYMENT MATTERS


5       CLAUSE 12.1 P) - JOINT VENTURES, SUBSIDIARIES AND AFFILIATES


6       CLAUSE 12.1 Q) - SHARE CAPITAL


                  SHAREHOLDER            SHARES HELD                 FULLY PAID

7       CLAUSE 12.1 R) - INDEBTEDNESS


8       CLAUSE 12.1 S) - TAXES


9       CLAUSE 12.1 U) - INTELLECTUAL PROPERTY


10      [INTENTIONALLY OMITTED]


11      [INTENTIONALLY OMITTED]


12      [INTENTIONALLY OMITTED]


13      [INTENTIONALLY OMITTED]



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Facility Agreement            Page 74 of 83 Pages

SCHEDULE 7 - GUARANTEE AND INDEMNITY (CLAUSE 18.1)
================================================================================

GUARANTEE

         s7.1 The guarantor unconditionally and irrevocably guarantees payment to the Lender of the guaranteed money and guarantees to the Lender the due performance by the company of the company's obligations to the Lender under the transaction documents as a principal obligation. If the company does not pay the guaranteed money on time and in accordance with the transaction documents, then the guarantor agrees to pay the guaranteed money to the Lender on demand. A demand may be made at any time and from time to time and whether or not the Lender has made demand on the company.


NATURE OF GUARANTEE

         s7.2 This guarantee is a continuing obligation and extends to all of the guaranteed money.


INDEMNITY

         s7.3 The guarantor unconditionally and irrevocably indemnifies the Lender as a principal obligation against any liability or loss (including consequential or economic loss) arising, and any costs the Lender suffers or incurs:

                  (a) if an obligor does not, is not obliged to, or is unable to, pay the guaranteed money in accordance with the transaction documents; or

                  (b) if the guarantor is not obliged to pay the Lender an amount under clause s7.1 ("Guarantee"); or

                  (c) if the Lender is obliged, or agrees, to pay an amount to a trustee in bankruptcy or liquidator (of an insolvent person) in connection with a payment by an obligor (for example, the Lender may have to, or may agree to, pay interest on the amount); or

                  (d)      if the guarantor defaults under this guarantee; or

                  (e) in connection with any person exercising, or not exercising, rights under this guarantee; or

                  (f) if any obligor defaults under this agreement or any transaction document; or

                  (g) if the guaranteed money is not recoverable or recovered by the Lender from any obligor.

REINSTATEMENT OF RIGHTS

         s7.4 A trustee in bankruptcy, liquidator or controller or any other person may ask the Lender to refund a payment it has received or otherwise repay money it has received

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Facility Agreement            Page 75 of 83 Pages
                  in connection with this guarantee the guaranteed money or the transactions documents. To the extent the Lender is obliged to, or agrees to, make a refund or repayment it may treat the payment as if it had not been made. It is then entitled to its rights against the guarantor under this guarantee as if the payment had never been made. This applies despite anything in this guarantee.


RIGHTS OF GE CAPITAL ARE PROTECTED

         s7.5 Rights given to the Lender under this guarantee (and the guarantor's liabilities under it) are not affected by any act or omission by the Lender or by anything else that might otherwise affect them under law or otherwise, including:

                  (a) the fact that it varies or replaces any arrangement under which the guaranteed money is expressed to be owing, such as by increasing the facility limit or extending the term; or

                  (x) the fact that it releases the company or an obligor or gives it a concession, such as more time to pay or compromises any of the guaranteed money; or

                  (y)      the fact that the company opens an account with it;
                           or

                  (z) the fact it releases, loses the benefit of or does not obtain any transaction document; or

                  (aa) the fact that it does not register any transaction document which could be registered; or

                  (bb) the fact that it releases any person who guarantees any of the company's obligations; or

                  (cc) the fact that a person becomes a guarantor after the date of this agreement; or

                  (dd) the fact that the obligations of any person who guarantees any of the company's obligations may be void or may not be enforceable; or

                  (ee) the fact that any person who was intended to guarantee any of the company's obligations does not do so or does not do so effectively; or

                  (ff) the death, mental or physical disability or insolvency of any person including an obligor; or

                  (gg) changes in the membership, name or business of any person; or

                  (hh)     any neglect, omission, default or delay of the
                          Lender.

NO MERGER

         s7.6 This guarantee does not merge with or adversely affect, and is not adversely affected by, any of the following:

--------------------------------------------------------------------------------
Facility Agreement            Page 76 of 83 Pages

                  (a) any other guarantee, indemnity, or security interest, or other right or remedy to which the Lender is entitled; or

                  (b) a judgment which the Lender obtains against the guarantor in connection with the guaranteed money or any other amount payable under this guarantee.


                the Lender may still exercise rights under this guarantee as well as under the judgment, other guarantee, indemnity, security interest, or other right or remedy.



EXTENT OF GUARANTOR'S OBLIGATIONS

         s7.7 If more than one person is named as "guarantor" each of them is liable for all the obligations under this guarantee both separately on its own and jointly with any one or more other persons named as "guarantor". This guarantee binds each person who signs as "guarantor" even if another person who was intended to sign does not sign it or is not bound by it.


GUARANTOR'S RIGHTS ARE SUSPENDED

         s.7.8 As long as any of the guaranteed money remains unpaid, the guarantor may not, without the Lender's written consent:

                  (a) reduce its liability under this guarantee by claiming that it or any obligor or any other person has a right of set-off subrogation or counterclaim against the Lender; or

                  (b) exercise any legal right to claim to be entitled to the benefit of another guarantee, indemnity, or security interest given in connection with the guaranteed money or any other amount payable under this guarantee (for example, the guarantor may not try to enforce any security interest the Lender has taken to ensure repayment of the guaranteed money); or

                  (c) claim an amount from the company, or another guarantor of the company's obligations, under a right of indemnity or any other claim, or enforce any right against either of them; or

                  (d)      claim an amount in the insolvency of any obligor; or

                  (e) directly or indirectly withdraw or seek to withdraw any money loaned by the guarantor to the company or otherwise owing to the guarantor by the company or accept or receive any property or payment of the company or take any encumbrance or security interest from the company; or

                  (f) transfer, assign or otherwise dispose of any claim the guarantor may have against the company other than by way of complete release or make or cause any other person to claim, demand or bring an action against the company directly or indirectly.

--------------------------------------------------------------------------------
Facility Agreement            Page 77 of 83 Pages

                  Any money, property or other benefit received by the guarantor from the company in contravention of this clause is received on the basis that it is held on trust for the Lender and will be paid to the Lender on receipt by the guarantor.


CROSS GUARANTEE

         s7.9 This guarantee takes effect as a cross-guarantee and cross-indemnity when one or more of the company are the same as one or more of the guarantor. In those circumstances it is a separate guarantee and indemnity in relation to each obligor as if that person were:

                  (s) the only person included in the definition of "company"; and

                  (t)      excluded from the definition of "guarantor".


--------------------------------------------------------------------------------
Facility Agreement            Page 78 of 83 Pages

SCHEDULE 8 - FORM OF SUBSTITUTION CERTIFICATE
================================================================================


THIS CERTIFICATE is given on the    day of

BY:               [   ] A.C.N. [     ] (the "EXISTING LENDER");

AND:              [   ] A.C.N. [     ] (the "NEW FINANCIER");

TO:



RECITALS:

A. Pursuant to clause 20.2 of a Facility Agreement dated [ ] between [ ] and others (the "FACILITY AGREEMENT"), the Lender may assign all or part of its rights and obligations under the transaction documents.

B. The Lender proposes to substitute the New Financier for a part of its participation under the transaction documents as provided by this certificate.

DEFINITIONS

1.1 Defined terms in the Facility Agreement have the same meanings in this certificate, unless the context otherwise requires.

1.2      This is a transaction document for the purposes of the Facility
         Agreement.

2.       SUBSTITUTION

2.1 The Lender hereby substitutes the New Financier as Lender under the transaction documents to the extent set out below.

2.2      [Details of rights and obligations of the Lender to be assigned].

2.3      The assignment will take effect upon the [date of this notice/[  ] ].

3.       ADDRESS FOR NOTICES

         The address for notices of the New Financier for the purposes of each transaction document to which it is a party is [ ].

4.       LAW AND JURISDICTION

         This certificate is governed by the laws of the Australian Capital Territory and the parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction in the Australian Capital Territory and any courts that may hear appeals from those courts in respect of any proceedings in connection with this certificate.

--------------------------------------------------------------------------------
Facility Agreement            Page 79 of 83 Pages

5.       CAPACITY

         The execution by the Relevant Financier of this certificate binds each party, and will cause this certificate to enure for the benefit of each party, referred to in clause 20.2 of the Facility Agreement on whose behalf it executes this certificate.



        [Lender]                                  [New Financier]

        By:                                       By:
        Date:                                     Date:




        By:
        Date:


--------------------------------------------------------------------------------
Facility Agreement            Page 80 of 83 Pages

SIGNING PAGE
================================================================================

EXECUTED AS AN AGREEMENT


DATE:  22 November 2000


SIGNED by
as attorney for GE CAPITAL
AUSTRALIA under power of attorney
dated
in the presence of:


/s/ Rebecca King                    /s/ David Thrift
--------------------------------    ------------------------------------------
Signature of witness                By signing this agreement as attorney the
                                    attorney states that the attorney has not
                                    received notice of revocation of the power
                                    of attorney
Rebecca King
--------------------------------
Name of witness (block letters)


225 George St., Sydney NSW 2000
--------------------------------
Address of witness
                                    /s/ B. D. Brown
Soliciter                           -----------------------------------------
---------------------------------   By signing this agreement as attorney the
Occupation of witness               attorney states that the attorney has not
                                    received notice of revocation of the power
                                    of attorney










--------------------------------------------------------------------------------
Facility Agreement            Page 81 of 83 Pages

SIGNED by





as attorney for
GE CAPITAL
FINANCE PTY LIMITED under
power of attorney dated
in the presence of:

/s/ Rebecca King
--------------------------------   /s/ David Thrift
Signature of witness               ---------------------------------------------
                                   By signing this agreement as attorney the
                                   attorney states that the attorney has not
Rebecca King                       received notice of revocation of the power of
--------------------------------   attorney
Name of witness (block letters)

225 George St., Sydney NSW 2000
--------------------------------   /s/ B. D. Brown
Address of witness                 ---------------------------------------------
                                   By signing this  agreement as attorney the
                                   attorney  states that the attorney has not
Soliciter                          received notice of revocation of the power of
--------------------------------   attorney
Occupation of witness





--------------------------------------------------------------------------------
Facility Agreement            Page 82 of 83 Pages

EXECUTED by NATIONAL FLEET
NETWORK PTY LIMITED
ACN 094 802 141:

/s/ Geoffrey D. Lewis                           /s/ Kenneth L. Fish
---------------------------------------------   --------------------------------
Signature of director                           Signature of director/secretary


Geoffrey D. Lewis                               Kenneth L. Fish
---------------------------------------------   --------------------------------
Name:  Geoffrey D Lewis                         Name:  Kenneth L Fish


EXECUTED by NMHG DISTRIBUTION PTY LIMITED
ACN 053 370 291:

/s/ Geoffrey D. Lewis                           /s/ Kenneth L. Fish
---------------------------------------------   --------------------------------
Signature of director                           Signature of director/secretary


Geoffrey D. Lewis                               Kenneth L. Fish
---------------------------------------------   --------------------------------
Name:  Geoffrey D Lewis                          Name:  Kenneth L Fish




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Facility Agreement            Page 83 of 83 Pages